         ------------------------------------------------------------






                                  CHIREX INC.

                                      and

                    UNITED STATES TRUST COMPANY OF NEW YORK,


                                   as Trustee
                                   _________


                                   Indenture


                                  Dated as of

                                   ________



                                Debt Securities


         ------------------------------------------------------------

                                  CHIREX INC.

                                Debt Securities

                            CROSS REFERENCE SHEET/*/


This Cross Reference Sheet shows the location in the Indenture of the provisions inserted pursuant to Sections 310-318(a), inclusive of the Trust Indenture Act of 1939.


                                                                Indenture
                TIA Section                                      Section
                -----------                                      -------

310 (a)(1)...................................................      7.10
    (a)(2)...................................................      7.10
    (a)(3)...................................................      7.10
    (a)(4)...................................................      7.10
    (a)(5)...................................................      7.10
    (b)......................................................      7.10
    (c)......................................................   N.A./**/

311 (a)......................................................      7.11
    (b)......................................................      7.11
    (c)......................................................       N.A

312 (a)......................................................      5.01
    (b)......................................................      5.02
    (c)......................................................      5.02

313 (a)......................................................      5.04
    (b)(1)...................................................      5.04
    (b)(2)...................................................      5.04
    (c)......................................................     13.03
    (d)......................................................      5.04



------------------------
        /*/    The Cross Reference Sheet is not part of the Indenture.
        /**/   N.A. means "Not Applicable."

                                                                Indenture
                TIA Section                                      Section
                -----------                                      -------

314 (a)(1)...................................................   5.03(a)
    (a)(2)...................................................   5.03(b)
    (a)(3)...................................................   5.03(a)&(b)
                                                                & 13.03
    (a)(4)...................................................   4.05

    (b)......................................................   N.A.
    (c)(1)...................................................   13.05
    (c)(2)...................................................   13.05
    (c)(3)...................................................   N.A.
    (d)......................................................   N.A.
    (e)......................................................   13.05
    (f)......................................................   4.06

315 (a)......................................................   7.01(a)
    (b)......................................................   6.07
                                                                & 13.03
    (c)......................................................   7.01
    (d)......................................................   7.01
    (e)......................................................   6.08

316 (a)(last sentence).......................................   1.01
    (a)(1)(A)................................................   6.06
    (a)(1)(B)................................................   6.06
    (a)(2)...................................................   9.01(d)
    (b)......................................................   6.04
    (c)......................................................   5.05

317 (a)(1)...................................................   6.02
    (a)(2)...................................................   6.02
    (b)......................................................   4.04

318 (a)......................................................  13.07

                              TABLE OF CONTENTS/*/

                                                                            Page
                                                                            ----

RECITALS OF THE COMPANY .................................................


                                   ARTICLE I

                                  Definitions
                                  -----------


SECTION 1.01.        Certain Terms Defined..............................
SECTION 1.02.        Incorporation by Reference of Trust
                       Indenture Act
SECTION 1.03.        Rules of Construction..............................



                                  ARTICLE II

                                Debt Securities
                                ---------------

SECTION 2.01.        Forms Generally....................................
SECTION 2.02.        Form of Trustee's Certificate of
                       Authentication...................................
SECTION 2.03.        Principal Amount; Issuable in
                       Series...........................................
SECTION 2.04.        Execution of Debt Securities.......................
SECTION 2.05.        Authentication and Delivery of Debt
                       Securities.......................................
SECTION 2.06.        Denomination of Debt Securities....................
SECTION 2.07.        Registration of Transfer and
                       Exchange.........................................
SECTION 2.08.        Temporary Debt Securities..........................
SECTION 2.09.        Mutilated, Destroyed, Lost or Stolen
                       Debt Securities..................................
SECTION 2.10.        Cancelation of Surrendered Debt
                       Securities.......................................
SECTION 2.11.        Provisions of the Indenture and Debt
                       Securities for the Sole Benefit of
                       the Parties and the Holders......................
SECTION 2.12.        Payment of Interest; Interest Rights
                       Preserved........................................
SECTION 2.13.        Securities Denominated in Foreign
                       Currencies.......................................
SECTION 2.14.        Wire Transfers.....................................
SECTION 2.15.        Securities Issuable in the Form of a
                       Global Security..................................
SECTION 2.16.        Medium Term Securities.............................


       /*/    The Table of Contents is not part of the Indenture.

                                                                  Contents, p. 2



SECTION 2.17.        Defaulted Interest.................................
SECTION 2.18.        Judgments..........................................

                                  ARTICLE III

                         Redemption of Debt Securities
                         -----------------------------

SECTION 3.01.        Applicability of Article...........................
SECTION 3.02.        Tax Redemption; Special Tax
                       Redemption.......................................
SECTION 3.03.        Notice of Redemption; Selection of
                       Debt Securities..................................
SECTION 3.04.        Payment of Debt Securities Called
                       for Redemption...................................
SECTION 3.05.        Mandatory and Optional Sinking
                       Funds............................................
SECTION 3.06.        Redemption of Debt Securities for
                       Sinking Fund.....................................


                                  ARTICLE IV

                      Particular Covenants of the Company
                      -----------------------------------

SECTION 4.01.        Payment of Principal of, and
                       Premium, If Any, and Interest on,
                       Debt Securities..................................
SECTION 4.02.        Maintenance of Offices or Agencies
                       for Registration of Transfer,
                       Exchange and Payment of Debt
                       Securities.......................................
SECTION 4.03.        Appointment to Fill a Vacancy in the
                       Office of Trustee................................
SECTION 4.04.        Duties of Paying Agents, etc.......................
SECTION 4.05.        Statement by Officers as to
                       Default..........................................
SECTION 4.06.        Payment of Additional Interest.....................
SECTION 4.07.        Further Instruments and Acts.......................
SECTION 4.08.        Existence..........................................
SECTION 4.09.        Maintenance of Properties..........................
SECTION 4.10.        Payment of Taxes and Other Claims..................


                                   ARTICLE V

           Holders, Lists and Reports by the Company and the Trustee
           ---------------------------------------------------------

SECTION 5.01.        Company to Furnish Trustee
                       Information as to Names and
                       Addresses of Holders; Preservation
                       of Information...................................

                                                                  Contents, p. 3

SECTION 5.02.        Communications to Holders..........................
SECTION 5.03.        Reports by Company.................................
SECTION 5.04.        Reports by Trustee.................................
SECTION 5.05.        Record Dates for Action by Holders.................


                                  ARTICLE VI

            Remedies of the Trustee and Holders in Event of Default
            -------------------------------------------------------

SECTION 6.01.        Events of Default..................................
SECTION 6.02.        Collection of Indebtedness by
                       Trustee, etc.....................................
SECTION 6.03.        Application of Moneys Collected by
                       Trustee..........................................
SECTION 6.04.        Limitation on Suits by Holders.....................
SECTION 6.05.        Remedies Cumulative; Delay or
                       Omission in Exercise of Rights Not
                       a Waiver of Default..............................
SECTION 6.06.        Rights of Holders of Majority in
                       Principal Amount of Debt
                       Securities to Direct Trustee and
                       to Waive Default.................................
SECTION 6.07.        Trustee to Give Notice of Defaults
                       Known to It, but May Withhold Such
                       Notice in Certain Circumstances..................
SECTION 6.08.        Requirement of an Undertaking to Pay
                       Costs in Certain Suits Under the
                       Indenture or Against the Trustee.................


                                  ARTICLE VII

                            Concerning the Trustee
                            ----------------------

SECTION 7.01.        Certain Duties and Responsibilities................
SECTION 7.02.        Certain Rights of Trustee..........................
SECTION 7.03.        Trustee Not Liable for Recitals in
                       Indenture or in Debt Securities..................
SECTION 7.04.        Trustee, Paying Agent or Registrar'
                       May Own Debt Securities..........................
SECTION 7.05.        Moneys Received by Trustee to Be
                       Held in Trust....................................
SECTION 7.06.        Compensation and Reimbursement.....................
SECTION 7.07.        Right of Trustee to Rely on an
                       Officers' Certificate Where No
                       Other Evidence Specifically
                       Prescribed.......................................
SECTION 7.08.        Separate Trustee; Replacement of
                       Trustee..........................................
SECTION 7.09.        Successor Trustee by Merger........................

                                                                  Consents, p. 4


SECTION 7.10.        Eligibility; Disqualification......................
SECTION 7.11.        Preferential Collection of Claims
                       Against Company..................................
SECTION 7.12.        Compliance with Tax Laws...........................


                                 ARTICLE VIII

                            Concerning the Holders
                            ----------------------

SECTION 8.01.        Evidence of Action by Holders......................
SECTION 8.02.        Proof of Execution of Instruments
                       and of Holding of Debt Securities................
SECTION 8.03.        Who May Be Deemed Owner of Debt
                       Securities.......................................
SECTION 8.04.        Instruments Executed by Holders
                       Bind Future Holders..............................


                                  ARTICLE IX

                            Supplemental Indentures
                            -----------------------

SECTION 9.01.        Purposes for Which Supplemental
                       Indenture May Be Entered into
                       Without Consent of Holders.......................
SECTION 9.02.        Modification of Indenture with
                       Consent of Holders of Debt
                       Securities.......................................
SECTION 9.03.        Effect of Supplemental Indentures..................
SECTION 9.04.        Debt Securities May Bear Notation
                       of Changes by Supplemental
                       Indentures.......................................
SECTION 9.05.        Payment for Consent................................


                                   ARTICLE X

                   Consolidation, Merger, Sale or Conveyance
                   -----------------------------------------

SECTION 10.01.       Consolidations and Mergers of the
                       Company..........................................
SECTION 10.02.       Rights and Duties of Successor
                       Corporation......................................


                                  ARTICLE XI

                   Satisfaction and Discharge of Indenture;
                   ----------------------------------------
                         Defeasance; Unclaimed Moneys
                         ----------------------------

                                                                  Contents, p. 5



SECTION 11.01.       Applicability of Article...........................
SECTION 11.02.       Satisfaction and Discharge of
                       Indenture; Defeasance............................
SECTION 11.03.       Conditions to Defeasance...........................
SECTION 11.04.       Application of Trust Money.........................
SECTION 11.05.       Repayment to Company...............................
SECTION 11.06.       Indemnity for U.S. Government
                       Obligations......................................
SECTION 11.07.       Reinstatement......................................


                                  ARTICLE XII

                       Subordination of Debt Securities
                       --------------------------------

SECTION 12.01.       Applicability of Article; Agreement
                       to Subordinate...................................
SECTION 12.02.       Liquidation, Dissolution, Bankruptcy...............
SECTION 12.03.       Default on Senior Indebtedness.....................
SECTION 12.04.       Acceleration of Payment of Debt
                       Securities.......................................
SECTION 12.05.       When Distribution Must Be Paid Over................
SECTION 12.06.       Subrogation........................................
SECTION 12.07.       Relative Rights....................................
SECTION 12.08.       Subordination May Not Be Impaired by
                       Company..........................................
SECTION 12.09.       Rights of Trustee and Paying Agent.................
SECTION 12.10.       Distribution or Notice to
                       Representative...................................
SECTION 12.11.       Article XII Not to Prevent Defaults
                       or Limit Right to Accelerate.....................
SECTION 12.12.       Trust Moneys Not Subordinated......................
SECTION 12.13.       Trustee Entitled to Rely...........................
SECTION 12.14.       Trustee to Effectuate Subordination................
SECTION 12.15.       Trustee Not Fiduciary for Holders of
                       Senior Indebtedness..............................
SECTION 12.16.       Reliance by Holders of Senior
                       Indebtedness on Subordination
                       Provisions.......................................


                                 ARTICLE XIII

                           Miscellaneous Provisions
                           ------------------------

SECTION 13.01.       Successors and Assigns of Company
                       Bound by Indenture...............................
SECTION 13.02.       Acts of Board, Committee or Officer
                       of Successor Company Valid.......................
SECTION 13.03.       Required Notices or Demands........................

                                                                  Contents, p. 6



SECTION 13.04.       Indenture and Debt Securities to Be
                       Construed in Accordance with the
                       Laws of the State of New York....................
SECTION 13.05.       Officers' Certificate and Opinion of
                       Counsel to Be Furnished upon
                       Application or Demand by the
                       Company..........................................
SECTION 13.06.       Payments Due on Legal Holidays.....................
SECTION 13.07.       Provisions Required by Trust
                       Indenture Act to Control.........................
SECTION 13.08.       Computation of Interest on Debt
                       Securities.......................................
SECTION 13.09.       Rules by Trustee, Paying Agent and
                       Registrar........................................
SECTION 13.10.       No Recourse Against Others.........................
SECTION 13.11.       Severability.......................................
SECTION 13.12.       Effect of Headings.................................
SECTION 13.13.       Indenture May Be Executed in
                       Counterparts.....................................


SIGNATURES .............................................................

                         INDENTURE dated as of             ,      between CHIREX
               INC., a corporation duly organized and existing under the laws of
               the State of Delaware (the "Company"), and                 , a
               corporation duly incorporated and existing under the laws of the
               State of               (the "Trustee").


                            RECITALS OF THE COMPANY

          The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series unlimited as to principal amount (herein called the "Debt Securities"), as in this Indenture provided.

          All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.


          NOW, THEREFORE, THIS INDENTURE WITNESSETH

          That in order to declare the terms and conditions upon which the Debt Securities are authenticated, issued and delivered, and in consideration of the premises, and of the purchase and acceptance of the Debt Securities by the holders thereof, the Company and the Trustee covenant and agree with each other, for the benefit of the respective Holders from time to time of the Debt Securities or any series thereof, as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          SECTION 1.01.  Certain Terms Defined.  The terms defined in this
                         ----------------------
Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any Indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the

Securities Act as in force as of the date of original execution of this Indenture.

          "Affiliate" of any specified Person means any other Person, directly
           ---------
or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authorized Newspaper" means a newspaper in an official language of
           --------------------
the country of publication customarily published at least once a day, and customarily published for at least five days in each calendar week, and of general circulation in such city or cities specified pursuant to Section 2.03 with respect to the Debt Securities of any series. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any business day in such city.

          "Bank Indebtedness" means any and all amounts payable under or in
           -----------------
respect of the Credit Agreement, as amended from time to time, including principal, premium (if any), interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company whether or not a claim for post-filing interest is allowed in such proceedings), fees, charges, expenses, reimbursement obligations, guarantees and all other amounts payable thereunder or in respect thereof.

          "Banks" has the meaning specified in the Credit Agreement.
           -----

          "Bearer Holder" means, with respect to any Bearer Security or Coupon,
           -------------
the bearer thereof.

          "Bearer Security" means any Debt Security (with or without Coupons),
           ---------------
title to which passes by delivery only, but does not include any Coupons.

          "Board of Directors" means either the Board of Directors of the
           ------------------
Company or any duly authorized committee or subcommittee of such Board, except as the context may otherwise require.

          "business day" means, when used with respect to any Place of Payment
           ------------
specified pursuant to Section 2.03, any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in such Place of Payment are authorized or obligated by law to close, except as otherwise specified pursuant to Section 2.03.

          "Capitalized Lease Obligations" means an obligation that is required
           -----------------------------
to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP; and the amount of Indebtedness represented by such obligation shall be the capitalized amount of such obligation determined in accordance with GAAP; and the Stated Maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

          "Capital Stock" of any Person means any and all shares, interests,
           -------------
rights to purchase, warrants, options, participations or other equivalents of or interests (including partnership interests) in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

          "Common Stock" means the common stock, par value $.01 per share, of
           ------------
the Company, which stock is currently listed on the New York Stock Exchange.

          "Company" means ChiRex Inc., a Delaware corporation, and, subject to
           -------
the provisions of Article X, shall also include its successors and assigns.

          "Company Order" means a written order of the Company, signed by its
           -------------
Chairman of the Board, President or any Vice President and by its Treasurer, Secretary, any Assistant Treasurer or any Assistant Secretary.

          "Consolidated Net Tangible Assets" means  at any date the total amount
           --------------------------------
of assets that under generally accepted accounting principles would be included on a consolidated balance sheet of the Company and its Restricted Subsidiaries as of such date, less the sum of the following items, which would then also be so included in accordance with generally accepted accounting principles: (a) related depreciation, amortization and other valuation reserves, (b) certain investments, less applicable reserves in Unrestricted Subsidiaries, (c) all treasury stock, goodwill, trade names, trademarks, patents, unamortized debt discount and expense and other like intangibles and (d) all liabilities and liability in terms of the Company and its Restricted Subsidiaries (including minority interests in Restricted Subsidiaries held by persons other than the Company or wholly owned Restricted Subsidiaries) except
(i) the reserves deducted as described in clauses (a) and (b) above, (ii) funded debt, (iii) provisions for deferred income taxes and (iv) capital stock, surplus and surplus reserves.

          "Consolidated Net Worth" means the total of the amounts shown on the
           ----------------------
balance sheet of the Company and its consolidated Subsidiaries, determined on a consolidated basis in accordance with GAAP, as of the end of the most recent fiscal quarter of the Company ending at least 45 days prior to the taking of any action for the purpose of which the determination is being made, as (i) the par or stated value of all outstanding Capital Stock of the Company plus (ii) paid-in capital or capital surplus relating to such Capital Stock plus (iii) any retained earnings or earned surplus less (A) any accumulated deficit and (B) any amounts attributable to Disqualified Stock.

          "corporate trust office of the trustee" or other similar term means
           -------------------------------------
the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered in the United States of America, except that with respect to the presentation of Debt Securities for payment or for registration of transfer and exchange, such term shall also mean the office of the Trustee or the Trustee's agent in the Borough of Manhattan, the city and state of New York, at which at any particular time its corporate agency business shall be conducted.

          "Coupon" means any interest coupon appertaining to any Bearer
           ------
Security.

          "Coupon Security" means any Bearer Security authenticated and
           ---------------
delivered with one or more Coupons appertaining thereto.

          "Credit Agreement" means the Facilities Agreement dated as of October
           ----------------
30, 1997, among ChiRex (Holdings) Limited as Borrower, Bankers Trust International PLC and Midland Bank PLC, as Joint Arrangers, the Co-Agents and the Lenders party thereto, as amended or modified from time to time.

          "Currency" means Dollars or Foreign Currency.
           --------

          "Currency Exchange Protection Agreement" means, in respect of any
           --------------------------------------
Person, any foreign exchange contract, currency swap agreement, currency option or other similar agreement or arrangement designed to protect such Person against fluctuations in currency exchange rates.

          "Debt Security" or "Debt Securities" has the meaning stated in the
           -------------      ---------------
first recital of this Indenture and more particularly means any debt security or debt securities, as the case may be, of any series authenticated and delivered under this Indenture.

          "Default" means any event which is, or after notice or passage of time
           -------
or both would be, an Event of Default.

          "Depositary" means, unless otherwise specified by the Company pursuant
           ----------
to either Section 2.03 or 2.15, with respect to registered Debt Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Exchange Act or other applicable statute or regulations.

          "Designated Senior Indebtedness" means (i) the Bank Indebtedness and
           ------------------------------
(ii) any other Senior Indebtedness which, at the date of determination, has an aggregate principal amount outstanding of, or under which, at the date of determination, the holders thereof, are committed to lend up to, at least $100 million and is specifically designated by the Company in the instrument evidencing or governing such Senior Indebtedness as "Designated Senior Indebtedness" for purposes of this Indenture and has been designated as "Designated Senior Indebtedness" for purposes of this Indenture in an Officers' Certificate received by the Trustee.

          "Disqualified Stock" of a Person means Redeemable Stock of such Person
           ------------------
as to which the maturity, mandatory redemption, conversion or exchange or redemption at the option of the holder thereof occurs, or may occur, on or prior to the first anniversary of the Stated Maturity of the Debt Securities.

          "Dollar" or "$" means such currency of the United States as at the
           ------      -
time of payment is legal tender for the payment of public and private debts.

          "Dollar Equivalent" means, with respect to any monetary amount in a
           -----------------
Foreign Currency, at any time for the
determination thereof, the amount of Dollars obtained by converting such Foreign Currency involved in such computation into Dollars at the spot rate for the purchase of Dollars with the applicable Foreign Currency as quoted by Bankers Trust Company (unless another comparable financial institution is designated by the Company) in New York, New York at approximately 11:00 a.m. (New York time) on the date two business days prior to such determination.

          "Euro" means the currency created under the Treaty on the European
           ----
Economic and Monetary Union.

          "European Currency Units" has the meaning assigned to it from time to
           -----------------------
time by the Council of the European Communities.

          "Event of Default" has the meaning specified in Section 6.01.
           ----------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Floating Rate Security" means a Debt Security that provides for the
           ----------------------
payment of interest at a variable rate determined periodically by reference to an interest rate index specified pursuant to Section 2.03.

          "Foreign Currency" means a currency (including the Euro) issued by the
           ----------------
government of any country other than the United States or a composite currency (including European Currency Units) the value of which is determined by reference to the value of the currencies of any group of countries.

          "GAAP" means generally accepted accounting principles in the United
           ----
States as in effect as of the date on which the Debt Securities of the applicable series are issued, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP consistently applied.

          "Global Security" means with respect to any series of Debt Securities
           ---------------
issued hereunder, a Debt Security which is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the

Depositary's instruction, all in accordance with this Indenture and any Indentures supplemental hereto, or resolution of the Board of Directors and set forth in an Officers' Certificate, which shall be registered in the name of the Depositary or its nominee and which shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, all the Outstanding Debt Securities of such series or any portion thereof, in either case having the same terms, including, without limitation, the same original issue date, date or dates on which principal is due and interest rate or method of determining interest.

          "Guarantee" means any obligation, contingent or otherwise, of any
           ---------
Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term
                                          --------  -------
"Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "Hedging Obligations" of any Person means the obligations of such
           -------------------
Person pursuant to any Interest Rate Protection Agreement or Currency Exchange Protection Agreement or other similar agreement.

          "Holder," "Holder of Debt Securities" or other similar terms means,
           ------    -------------------------
with respect to a Registered Security, the Registered Holder and, with respect to a Bearer Security or a Coupon, the Bearer Holder.

          "Incur" means issue, assume, Guarantee, incur or otherwise become
           -----
liable for; provided, however, that any Indebtedness or Capital Stock of a
            --------  -------
Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Subsidiary at the time it becomes a Subsidiary. The terms "Incurred", "Incurrence" and "Incurring" shall each have a correlative meaning.

          "Indebtedness" means, with respect to any Person on any date of
           ------------
determination (without duplication),

          (i) the principal of and premium (if any) in respect of indebtedness of such Person for borrowed money;

          (ii) the principal of and premium (if any) in respect of obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

          (iii) all Capitalized Lease obligations of such Person;

          (iv) all obligations of such Person to pay the deferred and unpaid purchase price of property or services (except Trade Payables);

          (v) all obligations of such Person in respect of letters of credit, banker's acceptances or other similar instruments or credit transactions (including reimbursement obligations with respect thereto), other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iv) above) entered into in the ordinary course of business of such Person to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third business day following receipt by such Person of a demand for reimbursement following payment on the letter of credit;

          (vi) the amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock or, with respect to any Subsidiary of the Company, any Preferred Stock (but excluding, in each case, any accrued dividends);

          (vii) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person;

     provided, however, that the amount of such Indebtedness shall be the lesser
     --------  -------
     of (A) the fair market value of such asset at such date of determination and (B) the amount of such Indebtedness of such other Persons;

          (viii) all Indebtedness of other Persons to the extent Guaranteed by such Person; and

          (ix) to the extent not otherwise included in this definition, obligations in respect of Hedging Obligations.

For purposes of this definition, the maximum fixed redemption, repayment or repurchase price of any Disqualified Stock or Preferred Stock that does not have a fixed redemption, repayment or repurchase price shall be calculated in accordance with the terms of such Stock as if such Stock were redeemed, repaid or repurchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture; provided, however, that if such Stock is
                                       --------  -------
not then permitted to be redeemed, repaid or repurchased, the redemption, repayment or repurchase price shall be the book value of such Stock as reflected in the most recent financial statements of such Person. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date.

          "Indenture" means this instrument as originally executed, or, if
           ---------
amended or supplemented as herein provided, as so amended or supplemented and shall include the form and terms of particular series of Debt Securities as contemplated hereunder, whether or not a supplemental Indenture is entered into with respect thereto.

          "Interest" includes, when used with respect to a Bearer Security, any
           --------
additional interest payable on such Bearer Security pursuant to Section 3.02 or 4.06.

          "Interest Rate Protection Agreement" means, in respect of any Person,
           ----------------------------------
any interest rate swap agreement, interest rate option agreement, interest rate cap agreement, interest rate collar agreement, interest rate floor agreement or other similar agreement or arrangement designed to protect such Person against fluctuations in interest rates.

          "Lien" means any mortgage, pledge, security interest encumbrance, lien
           ----
or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

          "Officers' Certificate" means a certificate signed by the Chairman of
           ---------------------
the Board, the President or any Vice President and by the Treasurer, the Secretary or any Assistant Treasurer or Assistant Secretary of the Company.

Each such certificate shall include the statements provided for in Section 13.05, if applicable.

          "Opinion of Counsel" means an opinion in writing signed by legal
           ------------------
counsel for the Company (which counsel may be an employee of the Company), or outside counsel for the Company who shall be reasonably satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.05, if applicable.

          "Original Issue Discount Debt Security" means any Debt Security which
           -------------------------------------
provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to
Section 6.01.

          "Outstanding", when used with respect to any series of Debt
           -----------
Securities, means, as of the date of determination, all Debt Securities of that series theretofore authenticated and delivered under this Indenture, except:

          (i) Debt Securities of that series theretofore canceled by the Trustee or delivered to the Trustee for cancelation;

          (ii) Debt Securities of that series for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any paying agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) for the Holders of such Debt Securities; provided, that, if
                                                            --------
     such Debt Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Debt Securities of that series which have been paid pursuant to
     Section 2.09 or in exchange for or in lieu of which other Debt Securities have been authenticated and delivered pursuant to this Indenture, other than any such Debt Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Debt Securities are held by a bona fide purchaser in whose hands such Debt Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Outstanding Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Debt Securities owned by the Company or any other obligor upon the Debt Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Debt Securities which the Trustee knows to be so owned shall be so disregarded. Debt Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Debt Securities and that the pledgee is not the Company or any other obligor upon the Debt Securities or an Affiliate of the Company or of such other obligor. In determining whether the Holders of the requisite principal amount of Outstanding Debt Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Debt Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01. In determining whether the Holders of the requisite principal amount of the Outstanding Debt Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of a Debt Security denominated in one or more foreign currencies or currency units that shall be deemed to be Outstanding for such purposes shall be the Dollar Equivalent, determined in the manner provided as contemplated by
Section 2.03 on the date of original issuance of such Debt Security, of the principal amount (or, in the case of any Original Issue Discount Security, the Dollar Equivalent on the date of original issuance of such Security of the amount determined as provided in the preceding sentence above) of such Debt Security.

          "pari passu", as applied to the ranking of any Indebtedness of a
           ---- -----
Person in relation to other Indebtedness of such Person, means that each such Indebtedness either (i) is not subordinate in right of payment to any Indebtedness or (ii) is subordinate in right of payment to the same Indebtedness as is the other, and is so subordinate to the same extent, and is not subordinate in right of payment to each other or to any Indebtedness as to which the other is not so subordinate.

          "Person" means any individual, corporation, partnership, joint
           ------
venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

          "Place of Payment" means, when used with respect to the Debt
           ----------------
Securities of any series, the place or places where the principal of, and premium, if any, and interest on, the Debt Securities of that series are payable as specified pursuant to Section 2.03.

          "Preferred Stock", as applied to the Capital Stock of any corporation,
           ---------------
means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

          "Principal Property" will mean any manufacturing or research property,
           ------------------
plant or facility of the Company or any Restricted Subsidiary except any property that the Board of Directors by resolution declares is not of material importance to the total business conducted by the Company and its Restricted Subsidiaries as an entirety.

          "Redeemable Stock" means, with respect to any Person, any Capital
           ----------------
Stock which by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event
(i) matures or is mandatorily redeemable pursuant to a sinking fund obligation or otherwise, (ii) is convertible or exchangeable for Indebtedness (other than Preferred Stock) or Disqualified Stock or (iii) is redeemable at the option of the holder thereof, in whole or in part.

          "Registered Holder" means the Person in whose name a Registered
           -----------------
Security is registered in the Debt Security Register (as defined in Section 2.07(a)).

          "Registered Security" means any Debt Security registered as to
           -------------------
principal and interest in the Debt Security Register (as defined in Section 2.07(a)).

          "Registrar" has the meaning set forth in Section 2.07(a).
           ---------

          "Representative" means the trustee, agent or representative (if any)
           --------------
for an issue of Senior Indebtedness.

          "responsible officer", when used with respect to the Trustee, means
           -------------------
any Account Manager or any officer within the Corporate Trust and Agency Group of the Trustee, including any Vice President, any Assistant Vice President, any trust officer or any other officer of the Trustee performing functions similar to those performed by the persons who at the time shall be such officers, and any other officer of the Trustee to whom corporate trust matters are referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Subsidiary" means (a) any Subsidiary other than (1) a
           ---------------------
Subsidiary the primary business of which consists of one or more of the following: (i) purchasing amounts receivable, (ii) making loans secured by accounts receivable or inventories or otherwise providing credit, (iii) making investment in real estate or providing services directly related thereto or otherwise engaging in the business of a finance or real estate investment company, or (iv) leasing equipment, machinery, vehicles, rolling stock and other articles of use of the business of the Company, or (2) certain named Subsidiaries; and (b) any Subsidiary described in Clauses (1) or (2) of paragraph (a) above which at the time of determination shall be a Restricted Subsidiary pursuant to designation by the Board of Directors hereinafter provided for.

          "Secured Indebtedness" means any Indebtedness of the Company secured
           --------------------
by a Lien.

          "Securities Act" means the Securities Act of 1933.
           --------------

          "Senior Indebtedness" means, as to any series of Debt Securities
           -------------------
subordinated pursuant to the provisions of Article XII, the Indebtedness of the Company identified as Senior Indebtedness in the resolution of the Board of Directors and accompanying Officers' Certificate or supplemental Indenture setting forth the terms, including as to Subordination, of such series.

          "Significant Subsidiary"  means a Subsidiary of any Person that would
           ----------------------
be a "significant subsidiary" as defined in Rule 405 under the Securities Act as in effect on the date of this Indenture.

          "Stated Maturity" means, with respect to any security, the date
           ---------------
specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such security at the option of the holder thereof upon the happening of any contingency beyond the control of the issuer unless such contingency has occurred).

          "Subsidiary" of any Person means any corporation, association,
           ----------
partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) such Person, (ii) such Person and one or more Subsidiaries of such Person or (iii) one or more Subsidiaries of such Person.

          "Temporary Cash Investments" means any of the following:  (i)
           --------------------------
investments in U.S. Government Obligations maturing within 90 days of the date of acquisition thereof, (ii) investments in time deposit accounts, certificates of deposit and money market deposits maturing within 90 days of the date of acquisition thereof issued by a bank or trust company which is organized under the laws of the United States, any State thereof or any foreign country recognized by the United States having capital, surplus and undivided profits aggregating in excess of $500,000,000 (or the Dollar Equivalent thereof) and whose long-term debt is rated "A" or higher according to Moody's Investors Service, Inc. (or such similar equivalent rating by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act)), (iii) repurchase obligations with a term of not more than 7 days for underlying securities of the types described in clause (i) above entered into with a bank meeting the qualifications described in clause (ii) above and (iv) investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an Affiliate of the Company) organized and in existence under the laws of the United States or any foreign country recognized by the United States with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard and Poor's Corporation.

          "Trade Payables" means, with respect to any Person, any accounts
           --------------
payable or any indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business of such Person in connection with the acquisition of goods or services.

          "Trustee" initially means            and any other Person or Persons
           -------
appointed as such from time to time
pursuant to Section 7.08, and, subject to the provisions of Article VII, includes its or their successors and assigns. If at any time there is more than one such Person, "Trustee" as used with respect to the Debt Securities of any series shall mean the Trustee with respect to the Debt Securities of that series.

          "Trust Indenture Act" (except as herein otherwise expressly provided)
           -------------------
means the Trust Indenture Act of 1939 as in force at the date of this Indenture as originally executed and, to the extent required by law, as amended.

          "United States" means the United States of America (including the
           -------------
States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "United States Alien" means any Person who, for United States Federal
           -------------------
income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more members of which is, for United States Federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

          "U.S. Government Obligations" means securities that are (x) direct
           ---------------------------
obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof.

          "Yield to Maturity" means the yield to maturity, calculated at the
           -----------------
time of issuance of a series of Debt Securities, or, if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

          SECTION 1.02.  Incorporation by Reference of Trust Indenture Act.
                         --------------------------------------------------
This Indenture is subject to the mandatory provisions of the Trust Indenture Act which are incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act terms have the following meanings:

          "indenture securities" means the Debt Securities.

          "indenture security holder" means a Holder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the Debt Securities.

          All other Trust Indenture Act terms used in this Indenture that are defined by the Trust Indenture Act, reference to another statute or defined by rules of the Securities and Exchange Commission have the meanings assigned to them by such definitions.

          SECTION 1.03.  Rules of Construction.  Unless the context otherwise
                         ----------------------
requires:

          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) if the applicable series of Debt Securities are subordinated pursuant to Article XII, unsecured Indebtedness shall not be deemed to be subordinate or junior to Secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP; and

          (8) the principal amount of any Preferred Stock shall be the greater of (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock.

                                   ARTICLE II

                                Debt Securities
                                ---------------

          SECTION 2.01.  Forms Generally.  The Debt Securities and Coupons, if
                         ----------------
any, of each series shall be in substantially the form established without the approval of any Holder by or pursuant to a resolution of the Board of Directors or in one or more Indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate (and, if not contained in a supplemental Indenture entered into in accordance with Article IX, as are not prohibited by the provisions of this Indenture) or as may be required or appropriate to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange on which such series of Debt Securities may be listed, or to conform to general usage, or as may, consistently herewith, be determined by the officers executing such Debt Securities and Coupons, as evidenced by their execution of the Debt Securities and Coupons.

          The definitive Debt Securities of each series and Coupons, if any, shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Debt Securities and Coupons, as evidenced by their execution of such Debt Securities and Coupons.

          Each Bearer Security and each Coupon shall bear a legend substantially to the following effect: "Any United States Person who holds this obligation will be subject to limitations under the United States Federal income tax laws, including the limitations provided in Sections 165(j) and 1287(a) of the Internal Revenue Code."

          SECTION 2.02.  Form of Trustee's Certificate of Authentication.  The
                         ------------------------------------------------
Trustee's Certificate of Authentication on all Debt Securities authenticated by the Trustee shall be in substantially the following form:


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

                                                        ,
                                    As Trustee

                                    By .....................
                                        Authorized Signature

          SECTION 2.03.  Principal Amount; Issuable in Series.  The aggregate
                         -------------------------------------
principal amount of Debt Securities which may be issued, executed, authenticated, delivered and outstanding under this Indenture is unlimited.

          The Debt Securities may be issued in one or more series. There shall be established, without the approval of any Holders, in or pursuant to a resolution of the Board of Directors and set forth in an Officers' Certificate, or established in one or more Indentures supplemental hereto, prior to the issuance of Debt Securities of any series any or all of the following:

          (1) the title of the Debt Securities of the series (which shall distinguish the Debt Securities of the series from all other Debt Securities);

          (2) any limit upon the aggregate principal amount of the Debt Securities of the series which may be authenticated and delivered under this Indenture (except for Debt Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Debt Securities of the series pursuant to this Article II);

          (3) the date or dates on which the principal and premium, if any, of the Debt Securities of the series are payable;

          (4) the rate or rates (which may be fixed or variable) at which the Debt Securities of the series shall bear interest, if any, or the method of determining such rate or rates, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable, or the method by which such date will be determined, in the case of Registered Securities, the record dates for the determination of Holders thereof to whom such interest is payable; and the basis upon which interest will be calculated if other than that of a 360-day year of twelve thirty-day months;

          (5) the place or places, if any, in addition to or instead of the corporate trust office of the Trustee (in the case of Registered Securities) or the principal

     London office of the Trustee (in the case of Bearer Securities), where the principal of, and premium, if any, and interest on, Debt Securities of the series shall be payable;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Debt Securities of the series may be redeemed, in whole or in part, at the option of the Company or otherwise;

          (7) whether Debt Securities of the series are to be issued as Registered Securities or Bearer Securities or both, and, if Bearer Securities are to be issued, whether Coupons will be attached thereto, whether Bearer Securities of the series may be exchanged for Registered Securities of the series and the circumstances under which and the places at which any such exchanges, if permitted, may be made;

          (8) if any Debt Securities of the series are to be issued as Bearer Securities or as one or more Global Securities representing individual Bearer Securities of the series, (x) whether the provisions of Sections
     3.02 and 4.06 or other provisions for payment of additional interest or tax redemptions shall apply and, if other provisions shall apply, such other provisions; (y) whether interest in respect of any portion of a temporary Bearer Security of the series (delivered pursuant to Section 2.08) payable in respect of any interest payment date prior to the exchange of such temporary Bearer Security for definitive Bearer Securities of the series shall be paid to any clearing organization with respect to the portion of such temporary Bearer Security held for its account and, in such event, the terms and conditions (including any certification requirements) upon which any such interest payment received by a clearing organization will be credited to the Persons entitled to interest payable on such interest payment date; and (z) the terms upon which a temporary Bearer Security may be exchanged for one or more definitive Bearer Securities of the series;

          (9) the obligation, if any, of the Company to redeem, purchase or repay Debt Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof, and the price or prices at which and the period or periods within which and the terms and conditions upon which Debt Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligations;

          (10) the terms, if any, upon which the Debt Securities of the series may be convertible into or exchanged for Common Stock, Preferred Stock (which may be represented by depositary shares), other Debt Securities or warrants for Common Stock, Preferred Stock or Indebtedness or other securities of any kind of the Company or any other obligor and the terms and conditions upon which such conversion or exchange shall be effected, including the initial conversion or exchange price or rate, the conversion or exchange period and any other provision in addition to or in lieu of those described herein;

          (11) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Debt Securities of the series shall be issuable;

          (12) if the amount of principal of or any premium or interest on Debt Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts will be determined;

          (13) if the principal amount payable at the Stated Maturity of Debt Securities of the series will not be determinable as of any one or more dates prior to such Stated Maturity, the amount which will be deemed to be such principal amount as of any such date for any purpose, including the principal amount thereof which will be due and payable upon any maturity other than the Stated Maturity or which will be deemed to be outstanding as of any such date (or, in any such case, the manner in which such deemed principal amount is to be determined); and the manner of determining the equivalent thereof in the currency of the United States of America for purposes of the definition of Dollar Equivalent;

          (14) any changes or additions to Article XI, including the addition of additional covenants that may be subject to the covenant defeasance option pursuant to Section 11.02(b)(ii);

          (15) if other than such coin or Currency of the United States as at the time of payment is legal tender for payment of public and private debts, the coin or Currency or Currencies or units of two or more Currencies in which payment of the principal of, and premium, if any, and interest on, Debt Securities of the series shall be payable;

          (16) if other than the principal amount thereof, the portion of the principal amount of Debt Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to
     Section 6.01 or provable in bankruptcy pursuant to Section 6.02;

          (17) the terms, if any, of the transfer, mortgage, pledge or assignment as security for the Debt Securities of the series of any properties, assets, moneys, proceeds, securities or other collateral, including whether certain provisions of the Trust Indenture Act are applicable and any corresponding changes to provisions of this Indenture as currently in effect;

          (18) any addition to or change in the Events of Default with respect to the Debt Securities of the series and any change in the right of the Trustee or the Holders to declare the principal of, and premium and interest on, such Debt Securities due and payable;

          (19) if the Debt Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities, the terms and conditions, if any, upon which such Global Security or Securities may be exchanged in whole or in part for other individual Debt Securities in definitive registered form; and the Depositary for such Global Security or Securities and the form of any legend or legends to be borne by any such Global Security or Securities in addition to or in lieu of the legend referred to in Section 2.15;

          (20) any trustees, authenticating or paying agents, transfer agents or registrars;

          (21) the applicability of, and any addition to or change in the covenants and definitions currently set forth in this Indenture or in the terms currently set forth in Article X, including conditioning any merger, conveyance, transfer or lease permitted by Article X upon the satisfaction of an Indebtedness coverage standard by the Company and Successor Company (as defined in Article X);

          (22) the terms, if any, of any Guarantee of the payment of principal of, and premium, if any, and interest on, Debt Securities of the series and any corresponding changes to the provisions of this Indenture as currently in effect;

          (23) the subordination, if any, of the Debt Securities of the series pursuant to Article XII and any changes or additions to Article XII;

          (24) with regard to Debt Securities of the series that do not bear interest, the dates for certain required reports to the Trustee; and

          (25) any other terms of the Debt Securities of the series (which terms shall not be prohibited by the provisions of this Indenture).

          All Debt Securities of any one series and the Coupons, if any, appertaining thereto shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors and as set forth in such Officers' Certificate or in any such Indenture supplemental hereto.

          SECTION 2.04.  Execution of Debt Securities.  The Debt Securities and
                         -----------------------------
the Coupons, if any, shall be signed on behalf of the Company by its Chairman of the Board, its President or a Vice President and by its Secretary, an Assistant Secretary, a Treasurer or an Assistant Treasurer. Such signatures upon the Debt Securities and Coupons may be the manual or facsimile signatures of the present or any future such authorized officers and may be imprinted or otherwise reproduced on the Debt Securities and Coupons. The seal of the Company, if any, may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Debt Securities and Coupons.

          Only such Debt Securities and Coupons as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, signed manually by the Trustee, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Debt Security or Coupon executed by the Company shall be conclusive evidence that the Debt Security or Coupon so authenticated has been duly authenticated and delivered hereunder.

          In case any officer of the Company who shall have signed any of the Debt Securities or Coupons shall cease to be such officer before the Debt Securities or Coupons so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Debt Securities or Coupons nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Debt Securities or Coupons had not ceased to be such officer of the Company; and any Debt Security or Coupon may be signed on behalf of the Company by such Persons as, at the actual date of the execution of such Debt Security or Coupon, shall be the proper officers of the Company, although at the date of such Debt Security or Coupon or of the execution of this Indenture any such Person was not such officer.

          SECTION 2.05.  Authentication and Delivery of Debt Securities.  At any
                         -----------------------------------------------
time and from time to time after the execution and delivery of this Indenture, the Company may deliver Debt Securities, with appropriate Coupons, if any, of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Debt Securities and Coupons to or upon a Company Order. In authenticating such Debt Securities and Coupons, and accepting the additional responsibilities under this Indenture in relation to such Debt Securities and Coupons, if any, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

          (1) a copy of any resolution or resolutions of the Board of Directors, certified by the Secretary or Assistant Secretary of the Company, authorizing the terms of issuance of any series of Debt Securities and Coupons;

          (2) an executed supplemental Indenture, if any;

          (3) an Officers' Certificate; and

          (4) an opinion of Counsel prepared in accordance with Section 13.05 which shall also state:

               (a) that the form of such Debt Securities and Coupons has been established by or pursuant to a resolution of the Board of Directors or by a supplemental Indenture as permitted by Section 2.01 in conformity with the provisions of this Indenture;

               (b) that the terms of such Debt Securities and Coupons have been established by or pursuant to a resolution of the Board of Directors or by a supplemental Indenture as permitted by Section 2.03 in conformity with the provisions of this Indenture;

               (c) that such Debt Securities and Coupons, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability;

               (d) that the Company has the corporate power to issue such Debt Securities and Coupons and has duly taken all necessary corporate action with respect to such issuance;

               (e) that the issuance of such Debt Securities and Coupons will not contravene the charter or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement known to such counsel by which the Company is bound;

               (f) that authentication and delivery of such Debt Securities and Coupons and the execution and delivery of any supplemental Indenture will not violate the terms of this Indenture; and

               (g) such other matters as the Trustee may reasonably request.

          Such Opinion of Counsel need express no opinion as to whether a court in the United States would render a money judgment in a currency other than that of the United States.

          The Trustee shall have the right to decline to authenticate and deliver any Debt Securities or Coupons under this Section 2.05 if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee or a trust committee of directors, trustees or vice presidents shall determine that such action would expose the Trustee to personal liability to existing Holders.

          The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Debt

Securities and Coupons, if any, of any series. Unless limited by the terms of such appointment, an authenticating agent may authenticate Debt Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, paying agent or agent for service of notices and demands.

          Unless otherwise provided in the form of Debt Security for any series, each Debt Security shall be dated the date of its authentication.

          SECTION 2.06.  Denomination of Debt Securities. Unless otherwise
                         --------------------------------
provided in the form of Debt Security for any series, the Debt Securities of each series shall be issuable only as Registered Securities in such denominations as shall be specified or contemplated by Section 2.03. In the absence of any such specification with respect to the Debt Securities of any series, the Debt Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

          SECTION 2.07.  Registration of Transfer and Exchange.  (a)  The
                         --------------------------------------
Company shall keep or cause to be kept a register for each series of Registered Securities issued hereunder (hereinafter collectively referred to as the "Debt Security Register"), in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and the transfer of Registered Securities as in this Article II provided. At all reasonable times the Debt Security Register shall be open for inspection by the Trustee. Subject to Section 2.15, upon due presentment for registration of transfer of any Registered Security at any office or agency to be maintained by the Company in accordance with the provisions of Section 4.02, the Company shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Registered Security or Registered Securities of authorized denominations for a like aggregate principal amount. In no event may Registered Securities, including Registered Securities received in exchange for Bearer Securities, be exchanged for Bearer Securities.

          Unless and until otherwise determined by the Company by resolution of the Board of Directors, the register of the Company for the purpose of registration, exchange or registration of transfer of the Registered Securities shall be kept at the corporate trust office of the Trustee and, for this purpose, the Trustee shall be designated "Registrar".

          Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a like aggregate principal amount of Registered Securities of the same series of other authorized denominations. Subject to Section 2.15, Registered Securities to be exchanged shall be surrendered at the office or agency to be maintained by the Company as provided in Section 4.02, and the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor the Registered Security or Registered Securities which the Holder making the exchange shall be entitled to receive.

          At the option of the Holder of Bearer Securities of any series, except as otherwise specified as contemplated by Section 2.03(8) or 2.03(19) with respect to a Global Security representing Bearer Securities, Bearer Securities of such series may be exchanged for Registered Securities (if the Debt Securities of such series are issuable as Registered Securities) or Bearer Securities of the same series, of any authorized denomination or denominations, of like tenor and aggregate principal amount, upon surrender of the Bearer Securities to be exchanged at the office or agency of the Company maintained for such purpose, with all unmatured Coupons and all matured Coupons in Default thereto appertaining; provided, however, that delivery of a Bearer Security
                      --------  -------
shall occur only outside the United States. If such Holder is unable to produce any such unmatured Coupon or Coupons or matured Coupon or Coupons in Default, such exchange may be effected if such Holder's Bearer Securities are accompanied by payment in funds acceptable to the Company and the Trustee in an amount equal to the face amount of such missing Coupon or Coupons, or the surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee if there be furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless. If thereafter such Holder shall surrender to any paying agent any such missing Coupon in respect of which such a payment shall have been made, such Holder shall be entitled to receive the amount of such payment; provided, however, that, except as otherwise provided in
                        --------  -------
Section 2.12, interest represented by Coupons shall be payable only upon presentation and surrender of those Coupons at an office or agency located outside the United States.

          Whenever any Debt Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Debt Securities that the Holder making the exchange is entitled to receive.

          Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States Federal income tax laws and regulations applicable to Debt Securities in effect at the time of such exchange.

          (b) All Registered Securities presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company, the Trustee or the Registrar) be duly endorsed or be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, the Trustee and the Registrar, duly executed by the Registered Holder or his attorney duly authorized in writing.

          All Debt Securities issued in exchange for or upon transfer of Debt Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Debt Securities surrendered for such exchange or transfer.

          No service charge shall be made for any exchange or registration of transfer of Debt Securities (except as provided by Section 2.09), but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, other than those expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to the Holders.

          The Company shall not be required (a) to issue, register the transfer of or exchange any Debt Securities for a period of 15 days next preceding any mailing of notice of redemption of Debt Securities of such series or (b) to register the transfer of or exchange any Debt Securities selected, called or being called for redemption; provided, however, that, if specified pursuant to
                             --------  -------
Section 2.03, any Bearer Securities of any series that are exchangeable for Registered Securities and that are called for redemption pursuant to Section
3.02 may, to the extent permitted by applicable law, be exchanged for one or more Registered Securities of such series during the period preceding the redemption date therefor.

          Prior to the due presentation for registration of transfer of any Debt Security, the Company, the Trustee, any paying agent or any Registrar may deem and treat the Person in whose name a Debt Security is registered as the absolute owner of such Debt Security for the purpose of receiving payment of principal of, and premium, if any, and interest on, such Debt Security and for all other purposes whatsoever, whether or not such Debt Security is overdue, and none of the Company, the Trustee, any paying agent or Registrar shall be affected by notice to the contrary.

          None of the Company, the Trustee, any agent of the Trustee, any paying agent or any Registrar will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 2.08.  Temporary Debt Securities.  Pending the preparation of
                         --------------------------
definitive Debt Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Debt Securities (printed, lithographed, photocopied, typewritten or otherwise produced) of any authorized denomination, and substantially in the form of the definitive Debt Securities in lieu of which they are issued, in registered form or, if authorized, in bearer form with one or more Coupons or without Coupons, and with such omissions, insertions and variations as may be appropriate for temporary Debt Securities and Coupons, all as may be determined by the Company with the concurrence of the Trustee. Temporary Debt Securities and Coupons may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Debt Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Debt Securities.

          If temporary Debt Securities of any series are issued, the Company will cause definitive Debt Securities of such series to be prepared without unreasonable delay. Except as otherwise specified as contemplated by Section 2.03(8)(z) with respect to a series of Debt Securities issuable as Bearer Securities or as one or more Global Securities representing individual Bearer Securities of the series, (a) after the preparation of definitive Debt Securities of such series, the temporary Debt Securities of such series shall be exchangeable for definitive Debt Securities of such series upon surrender of the temporary Debt Securities of such series at the office or agency of the Company at a Place of Payment for such series, without charge to the Holder thereof, except as provided in Section 2.07 in connection with a transfer and except that a Person receiving definitive Bearer Securities shall bear the cost of insurance, postage, transportation and the like unless otherwise specified pursuant to Section 2.03, and (b) upon surrender for cancelation of any one or more temporary Debt Securities of any series (accompanied by any unmatured Coupons appertaining thereto), the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Debt Securities of the same series of authorized denominations and of like tenor; provided, however, that no definitive Bearer
                                 --------  -------
Security shall be delivered in exchange for a temporary Registered Security; and provided, further, however, that delivery of a Global Security representing
--------  -------  -------
individual Bearer Securities or a Bearer Security shall occur only outside the United States. Until so exchanged, temporary Debt Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Debt Securities of such series, except as otherwise specified as contemplated by Section 2.03(8)(y) with respect to the payment of interest on Global Securities in temporary form.

          Unless otherwise specified pursuant to Section 2.03, the Company will execute and deliver each definitive Global Security representing individual Bearer Securities and each Bearer Security to the Trustee at its principal office in London or such other place outside the United States specified pursuant to Section 2.03.

          Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Debt Securities represented thereby pursuant to Section 2.07 or this Section 2.08, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the principal amount evidenced thereby, whereupon the principal amount of such temporary Global Security shall be reduced for all purposes by the amount to be exchanged and endorsed.

          SECTION 2.09.  Mutilated, Destroyed, Lost or Stolen Debt Securities.
                         -----------------------------------------------------
If (i) any mutilated Debt Security or any mutilated Coupon with the Coupon Security to which it appertains (and all unmatured Coupons attached thereto) is surrendered to the Trustee at its corporate trust office (in the case of Registered Securities) or at its principal London office (in the case of Bearer Securities) or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Debt Security or any Coupon, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any paying agent harmless, and neither the Company nor the Trustee receives notice that such Debt Security or Coupon has been acquired by a bona fide purchaser, then the Company shall execute and, upon a Company Order, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Debt Security or in exchange for the Coupon Security to which such mutilated, destroyed, lost or stolen Coupon appertained, a new Debt Security of the same series of like tenor, form, terms and principal amount, bearing a number not contemporaneously Outstanding, and, in the case of a Coupon Security, with such Coupons attached thereto that neither gain nor loss in interest shall result from such exchange or substitution. Upon the issuance of any substituted Debt Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Debt Security or Coupon which has matured or is about to mature or which has been called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Debt Security or Coupon, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Debt Security or Coupon) if the applicant for such payment shall furnish the Company and the Trustee with such security or indemnity as either may require to save it harmless from all risk, however remote, and, in case of destruction, loss or theft, evidence to the satisfaction of the Company and the Trustee of the destruction, loss or theft of such Debt Security or Coupon and of the ownership thereof; provided, however, that payment of
                                     --------  -------
principal of, and premium, if any, and interest on, Bearer Securities or Coupons shall, except as otherwise provided in Section 2.12, be payable only at an office or agency located outside the United States.

          Every substituted Debt Security of any series, with its Coupons, if any, issued pursuant to the provisions of this Section 2.09 by virtue of the fact that any Debt Security or Coupon is destroyed, lost or stolen shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Debt Security or Coupon shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Debt Securities of that series and Coupons, if any, duly issued hereunder. All Debt Securities and Coupons, if any, shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Debt Securities or Coupons, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.10.  Cancelation of Surrendered Debt Securities.  All Debt
                         -------------------------------------------
Securities surrendered for payment, redemption, registration of transfer or exchange and all Coupons surrendered for payment or exchange shall, if surrendered to the Company or any paying agent or a Registrar, be delivered to the Trustee for cancelation by it, or if surrendered to the Trustee, shall be canceled by it, and no Debt Securities or Coupons shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All canceled Debt Securities and Coupons held by the Trustee shall be destroyed (subject to the record retention requirements of the Exchange Act) and certification of their destruction delivered to the Company, unless otherwise directed. On request of the Company, the Trustee shall deliver to the Company canceled Debt Securities and Coupons held by the Trustee. If the Company shall acquire any of the Debt Securities or Coupons, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented thereby unless and until the same are delivered or surrendered to the Trustee for cancelation. The Company may not issue new Debt Securities or Coupons to replace Debt Securities or Coupons it has redeemed, paid or delivered to the Trustee for cancelation.

          SECTION 2.11.  Provisions of the Indenture and Debt Securities for the
                         -------------------------------------------------------
Sole Benefit of the Parties and the Holders.  Nothing in this Indenture or in
--------------------------------------------
the Debt Securities or Coupons, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto, the Holders or any Registrar or paying agent, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition or provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto, the Holders and any Registrar and paying agents.

          SECTION 2.12.  Payment of Interest; Interest Rights Preserved.  (a)
                         -----------------------------------------------
Interest on any Registered Security that is payable and is punctually paid or duly provided for on any interest payment date shall be paid to the Person in whose name such Registered Security is registered at the close of business on the regular record date for such interest notwithstanding the cancelation of such Registered Security upon any transfer or exchange subsequent to the regular record date. In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or

                                                                              32
agency in a Place of Payment for such series) on any regular record date and before the opening of business (at such office or agency) on the next succeeding interest payment date, such Coupon Security shall be surrendered without the Coupon relating to such interest payment date and interest will not be payable on such interest payment date in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. Payment of interest on Registered Securities shall be made at the corporate trust office of the Trustee (except as otherwise specified pursuant to Section 2.03), or at the option of the Company, by check mailed to the address of the Person entitled thereto as such address shall appear in the Debt Security Register or, if provided pursuant to Section 2.03 and in accordance with arrangements satisfactory to the Trustee, at the option of the Registered Holder by wire transfer to an account designated by the Registered Holder.

          (b) No interest shall be payable with respect to a Bearer Security or Coupon unless such certification requirements as are specified pursuant to
Section 2.03(8)(z) are satisfied with respect to such Bearer Security or Coupon. Interest on any Coupon Security that is payable and is punctually paid or duly provided for on any interest payment date shall be paid to the Holder of the Coupon that has matured on such interest payment date upon surrender of such Coupon on such interest payment date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 2.03.

          Interest on any Bearer Security (other than a Coupon Security) that is payable and is punctually paid or duly provided for on any interest payment date shall be paid to the Holder of the Bearer Security upon presentation of such Bearer Security and notation thereon on such interest payment date at the principal London office of the Trustee or at such other Place of Payment outside the United States specified pursuant to Section 2.03.

          Unless otherwise specified pursuant to Section 2.03, at the direction of the Holder of any Bearer Security or Coupon payable in Dollars, and subject to applicable laws and regulations, payments in respect of such Bearer Security or Coupon will be made by check drawn on a bank in New York, New York or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to a Dollar account maintained by such Holder with a bank outside the United States. If such payment at the offices of all paying agents outside the United States becomes illegal or is effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in Dollars, then, to the extent permitted by United States Federal tax law, the Company will appoint an office or agent in the United States at which such payment may be made. Unless otherwise specified pursuant to Section 2.03, at the direction of the Holder of any Bearer Security or Coupon payable in a Foreign Currency, payment on such Bearer Security or Coupon will be made by a check drawn on a bank outside the United States or, in accordance with arrangements satisfactory to the Trustee, by wire transfer to an appropriate account maintained by such Holder outside the United States. Except as provided in this paragraph, no payment on any Bearer Security or Coupon will be made by mail to an address in the United States or by transfer to an account in the United States.

          (c)  Subject to the foregoing provisions of this Section 2.12 and
Section 2.17, each Debt Security of a particular series delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Debt Security of the same series shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Debt Security.

          SECTION 2.13.  Securities Denominated in Foreign Currencies.  (a)
                         ---------------------------------------------
Except as otherwise specified pursuant to Section 2.03 for Bearer Securities of any series, payment of the principal of, and premium, if any, and interest on, Bearer Securities of such series denominated in any Currency will be made in such Currency.

          (b) Except as otherwise specified pursuant to Section 2.03 for Registered Securities of any series, payment of the principal of, and premium, if any, and interest on, Registered Securities of such series will be made in Dollars.

          (c) For the purposes of calculating the principal amount of Debt Securities of any series denominated in a Foreign Currency or in units of two or more Foreign Currencies (including European Currency Units) for any purpose under this Indenture, the principal amount of such Debt Securities at any time Outstanding shall be deemed to be the Dollar Equivalent of such principal amount as of the date of any such calculation.

          In the event any Foreign Currency or currencies or units of two or more Currencies in which any payment with respect to any series of Debt Securities may be made ceases to be a freely convertible Currency on United States Currency markets, for any date thereafter on which payment of principal of, or premium, if any, or interest on, the Debt Securities of a series is due, the Company shall select the Currency of payment for use on such date, all as provided in the Debt Securities of such series. In such event, the Company shall, as provided in the Debt Securities of such series, notify the Trustee of the Currency which it has selected to constitute the funds necessary to meet the Company's obligations on such payment date and of the amount of such Currency to be paid. Such amount shall be determined as provided in the Debt Securities of such series. The payment to the Trustee with respect to such payment date shall be made by the Company solely in the Currency so selected.

          SECTION 2.14.  Wire Transfers.  Notwithstanding any other provision to
                         ---------------
the contrary in this Indenture, the Company may make any payment of moneys required to be deposited with the Trustee on account of principal of, or premium, if any, or interest on, the Debt Securities (whether pursuant to optional or mandatory redemption payments, interest payments or otherwise) by wire transfer in immediately available funds to an account designated by the Trustee on or before the date such moneys are to be paid to the Holders of the Debt Securities in accordance with the terms hereof.

          SECTION 2.15.  Securities Issuable in the Form of a Global Security.
                         -----------------------------------------------------
(a) If the Company shall establish pursuant to Sections 2.01 and 2.03 that the Debt Securities of a particular series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee or its agent shall, in accordance with Section 2.05, authenticate and deliver, such Global Security or Securities, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of, the Outstanding Debt Securities of such series to be represented by such Global Security or Securities, or such portion thereof as the Company shall specify in an Officers' Certificate, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or its nominee, (iii) shall be delivered by the Trustee or its agent to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect:
"Unless and until it is exchanged in whole or in part for the individual Debt Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary, or such other legend as may then be required by the Depositary for such Global Security or Securities."

          (b)  Notwithstanding any other provision of this Section 2.15 or of
Section 2.07 to the contrary, and subject to the provisions of paragraph (c) below, unless the terms of a Global Security expressly permit such Global Security to be exchanged in whole or in part for definitive Debt Securities in registered form, a Global Security may be transferred, in whole but not in part and in the manner provided in Section 2.07, only by the Depositary to a nominee of the Depositary for such Global Security, or by a nominee of the Depositary to the Depositary or another nominee of the Depositary, or by the Depositary or a nominee of the Depositary to a successor Depositary for such Global Security selected or approved by the Company, or to a nominee of such successor Depositary.

          (c) (i) If at any time the Depositary for a Global Security or Securities notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or Securities or if at any time the Depositary for the Debt Securities for such series shall no longer be eligible or in good standing under the Exchange Act or other applicable statute, rule or regulation, the Company shall appoint a successor Depositary with respect to such Global Security or Securities. If a successor Depositary for such Global Security or Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company shall execute, and the Trustee or its agent, upon receipt of a Company Order for the authentication and delivery of such individual Debt Securities of such series in exchange for such Global Security, will authenticate and deliver, individual Debt Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security or Securities.

          (ii) The Company may at any time and in its sole discretion determine that the Debt Securities of any series or portion thereof issued or issuable in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Debt Securities of such series in exchange in whole or in part for such Global Security, will authenticate and deliver individual Debt Securities of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such series or portion thereof in exchange for such Global Security or Securities.

          (iii) If specified by the Company pursuant to Sections 2.01 and 2.03 with respect to Debt Securities issued or issuable in the form of a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for individual Debt Securities of such series of like tenor and terms in definitive form on such terms as are acceptable to the Company, the Trustee and such Depositary. Thereupon the Company shall execute, and the Trustee or its agent upon receipt of a Company Order for the authentication and delivery of definitive Debt Securities of such series shall authenticate and deliver, without service charge, (1) to each Person specified by such Depositary a new Debt Security or Securities of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (2) to such Depositary a new Global Security of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Debt Securities delivered to Holders thereof.

          (iv) In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee or its agent will authenticate and deliver individual Debt Securities. In case a Coupon Security of any series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any special record date and before the opening of business (at such office or agency) on the related proposed date of payment of Defaulted Interest, such Coupon Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture. Upon the exchange of the entire principal amount of a Global Security for individual Debt Securities, such Global Security shall be canceled by the Trustee or its agent. Except as provided in the preceding paragraph, Registered Securities issued in exchange for a Global Security pursuant to this Section 2.15 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or the Registrar. The Trustee or the Registrar shall deliver such Registered Securities to the Persons in whose names such Registered Securities are so registered.

          (v) Payments in respect of the principal of and interest on any Debt Securities registered in the name of the Depositary or its nominee will be payable to the Depositary or such nominee in its capacity as the registered owner of such Global Security. The Company and the Trustee may treat the person in whose names the Debt Securities, including the Global Security, are registered as the owner thereof for the purpose of receiving such payments and for any and all other purposes whatsoever. None of the Company, the Trustee, any Registrar, the paying agent or any agent of the Company or the Trustee will have any responsibility or liability for (a) any aspect of the records relating to or payments made on account of the beneficial ownership interests of the Global Security by the Depositary or its nominee or any of the Depositary's direct or indirect participants, or for maintaining, supervising or reviewing any records of the Depositary, its nominee or any of its direct or indirect participants relating to the beneficial ownership interests of the Global Security, (b) the payments to the beneficial owners of the Global Security of amounts paid to the Depositary or its nominee, or (c) any other matter relating to the actions and practices of the Depositary, its nominee or any of its direct or indirect participants. None of the Company, the Trustee or any such agent will be liable for any delay by the Depositary, its nominee, or any of its direct or indirect participants in identifying the beneficial owners of the Debt Securities, and the Company and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the Depositary or its nominee for all purposes (including with respect to the registration and delivery, and the respective principal amounts, of the Debt Securities to be issued).

          The Trustee shall deliver individual Bearer Securities issued in exchange for a Global Security pursuant to this Section 2.15 to the Persons and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee; provided, however, that individual Bearer Securities
                            --------  -------
shall be delivered in exchange for a Global Security only in accordance with the procedures as may be specified pursuant to Section 2.03.

          Notwithstanding the foregoing, the exchange of Bearer Securities for Registered Securities will be subject to the provisions of United States Federal income tax laws and regulations applicable to debt Securities in effect at the time of such exchange.

          SECTION 2.16.  Medium Term Securities. Notwithstanding any contrary
                         -----------------------
provision herein, if all Debt Securities of a series are not to be originally issued at one time, it shall not be necessary for the Company to deliver to the Trustee an Officers' Certificate, resolutions of the Board of Directors, supplemental Indenture, Opinion of Counsel or written order or any other document otherwise required pursuant to Section 2.01, 2.03, 2.05 or 13.05 at or prior to the time of authentication of each Debt Security of such series if such documents are delivered to the Trustee or its agent at or prior to the authentication upon original issuance of the first such Debt Security of such series to be issued; provided, that any subsequent request by the Company to the
                     --------
Trustee to authenticate Debt Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers' Certificate delivered pursuant to Section 2.05 or 13.05 shall be true and correct as if made on such date and that the Opinion of Counsel delivered at or prior to such time of authentication of an original issuance of Debt Securities shall specifically state that it shall relate to all subsequent issuances of Debt Securities of such series that are identical to the Debt Securities issued in the first issuance of Debt Securities of such series.

          A Company Order delivered by the Company to the Trustee in the circumstances set forth in the preceding paragraph, may provide that Debt Securities which are the subject thereof will be authenticated and delivered by the Trustee or its agent on original issue from time to time upon the telephonic or written order of Persons designated in such written order (any such telephonic instructions to be promptly confirmed in writing by such Person) and that such Persons are authorized to determine, consistent with the Officers' Certificate, supplemental Indenture or resolution of the Board of Directors relating to such written order, such terms and conditions of such Debt Securities as are specified in such Officers' Certificate, supplemental Indenture or such resolution.

          SECTION 2.17.  Defaulted Interest.  (a)  Any interest on any Debt
                         -------------------
Security of a particular series which is payable, but is not punctually paid or duly provided for, on the dates and in the manner provided in the Debt

Securities of such series and in this Indenture (herein called "Defaulted Interest") shall, if such Debt Security is a Registered Security, forthwith cease to be payable to the Registered Holder thereof on the relevant record date by virtue of having been such Registered Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (i) or (ii) below:

          (i) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Registered Securities of such series are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each such Registered Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage pre-paid, to each Holder thereof at its address as it appears in the Security Register, not less than 10 days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Registered Securities of such series are registered at the close of business on such special record date. In case a Coupon Security of any such series is surrendered in exchange for a Registered Security of such series after the close of business (at an office or agency in a Place of Payment for such series) on any special record date and before the opening of business (at such office or agency) on the related proposed date of payment of Defaulted Interest, such Coupon Security shall be surrendered without the Coupon relating to such proposed date of payment and Defaulted Interest will not be payable on such proposed date of payment in respect of the Registered Security issued in exchange for such Coupon Security, but will be payable only to the Holder of such Coupon when due in accordance with the provisions of this Indenture.

          (ii) The Company may make payment of any Defaulted Interest on the Registered Securities of such series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Registered Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          (b) Any Defaulted Interest payable in respect of Bearer Securities of any series shall be payable pursuant to such procedures as may be satisfactory to the Trustee in such manner that there is no discrimination between the Holders of Registered Securities (if any) and Bearer Securities of such series, and notice of the payment date therefor shall be given by the Trustee, in the name and at the expense of the Company, in the manner provided in Section 13.03 not more than 25 days and not less than 20 days prior to the date of the proposed payment.

          SECTION 2.18.  Judgments.  The Company may provide pursuant to Section
                         ----------
2.03 for Debt Securities of any series that (a) the obligation, if any, of the Company to pay the principal of, and premium, if any, and interest on, the Debt Securities of any series in a Foreign Currency or Dollars (the "Designated Currency") as may be specified pursuant to Section 2.03 is of the essence and agrees that, to the fullest extent possible under applicable law, judgments in respect of Debt Securities of such series shall be given in the Designated Currency; (b) the obligation of the Company to make payments in the Designated Currency of the principal of, and premium, if any, and interest on, such Debt Securities shall, notwithstanding any payment in any other Currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the Designated Currency that the Holder receiving such payment may, in accordance with normal banking procedures, purchase with the sum paid in such other Currency (after any premium and cost of exchange) on the business day in the country of issue of the Designated Currency or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment; (c) if the amount in the Designated Currency that may be so purchased for any reason falls short of the amount originally due, the Company shall pay such additional amounts as may be necessary to compensate for such shortfall; and (d) any obligation of the Company not discharged by such payment shall be due as a separate and independent obligation and, until discharged as provided herein, shall continue in full force and effect.


                                  ARTICLE III

                         Redemption of Debt Securities
                         -----------------------------

          SECTION 3.01.  Applicability of Article.  The provisions of this
                         -------------------------
Article shall be applicable to the Debt Securities of any series which are redeemable before their Stated Maturity except as otherwise specified as contemplated by Section 2.03 for Debt Securities of such series.

          SECTION 3.02.  Tax Redemption; Special Tax Redemption.  (a)  Unless
                         ---------------------------------------
otherwise specified pursuant to Section 2.03, Bearer Securities of any series may be redeemed at the option of the Company in whole, but not in part, at any time, on giving not less than 30 or more than 60 days' notice in accordance with
Section 3.03 (which notice shall be irrevocable), at the redemption price thereof (calculated without premium), if the Company has or will become obligated to pay additional interest on such Bearer Securities pursuant to
Section 4.06 as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the date on which any Person (including any Person acting as underwriter, broker or dealer) agrees to purchase any of such Bearer Securities pursuant to their original issuance, and such obligation cannot be avoided by the Company taking reasonable measures available to it; provided, however, that no such notice of redemption shall be
                 --------  -------
given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Securities of that series then due. Prior to the publication of any notice of redemption pursuant to this Section 3.02(a), the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred and (ii) an Opinion of Counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

          (b) Unless otherwise specified pursuant to Section 2.03, if the Company shall determine that any payment made outside the United States by the Company or any of its paying agents in respect of any Bearer Security or Coupon would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any paying agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Bearer Security or Coupon that is a United States Alien (other than such a requirement (i) that would not be applicable to a payment made by the Company or any one of its paying agents
(A) directly to the beneficial owner or (B) to a custodian, nominee or other agent of the beneficial owner, or (ii) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided, however, that, in any case referred to in clause
                     --------  -------
(i)(B) or (ii), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Bearer Security or Coupon in whole, but not in part, at the redemption price thereof (calculated without premium) or (y) if the conditions of the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice"), stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Bearer Security or Coupon or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Bearer Security or Coupon must take place, as provided in the next succeeding sentence. If any Bearer Security or Coupon is to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice given to the Trustee at least 60 days before the redemption date. Notice of such redemption shall be given to the Holders of the Bearer

Security or Coupon not more than 60 days or less than 30 days prior to the redemption date. Notwithstanding the foregoing, the Company shall not so redeem the Bearer Security or Coupon if the Company shall subsequently determine, not less than 30 days prior to the redemption date, that subsequent payments on the Bearer Security or Coupon would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination, and any earlier redemption notice given pursuant to this paragraph shall be revoked and of no further effect. Prior to the publication of any Determination Notice pursuant to this paragraph, the Company shall deliver to the Trustee (i) an Officers' Certificate stating that the Company is entitled to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Bearer Security or Coupon or to pay the additional interest specified in the next succeeding paragraph have occurred and (ii) an Opinion of Counsel to the effect that such conditions have occurred.

          If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its paying agents in respect of any Bearer Security or Coupon of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any paying agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of any such Bearer Security or Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount provided in any such Bearer Security or Coupon to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, the Company shall have the right to redeem the Bearer Security or Coupon at any time in whole, but not in part, at the redemption price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Bearer Security or Coupon in whole, but not in part, at the redemption price thereof (calculated without premium), subject to the provisions of the last three sentences of the immediately preceding paragraph. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph. If the Company elects to, or is required to, redeem the Bearer Security or Coupon pursuant to this paragraph, it shall publish prompt notice thereof. If the Bearer Security or Coupon is to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after publication of the notice of redemption, as the Company shall specify by notice to the Trustee at least 60 days prior to the redemption date.

          SECTION 3.03.  Notice of Redemption; Selection of Debt Securities.  In
                         ---------------------------------------------------
case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Debt Securities of any series in accordance with their terms, a resolution of the Board of Directors of the Company or a supplemental Indenture, the Company shall fix a date for redemption and shall give notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the Holders of Debt Securities of such series so to be redeemed as a whole or in part, in the manner provided in Section
13.03. The notice if given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Debt Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Debt Security of such series.

          Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which Debt Securities of such series are to be redeemed, the Place or Places of Payment that payment will be made upon presentation and surrender of such Debt Securities, that any interest accrued to the date fixed for redemption will be paid as specified in said notice, that the redemption is for a sinking fund payment (if applicable), that, unless otherwise specified in such notice, Coupon Securities of any series, if any, surrendered for redemption must be accompanied by all Coupons maturing subsequent to the date fixed for redemption, failing which the amount of any such missing Coupon or Coupons will be deducted from the redemption price, if the Bearer Securities of any series are to be redeemed and any Registered Securities of such series are not to be redeemed, and if such Bearer Securities may be exchanged for Registered Securities not subject to redemption on the applicable redemption date pursuant to Section 2.15(c) or otherwise, the last date on which such exchanges may be made, that, if the Company defaults in making such redemption payment or if the Debt Securities of that series are subordinated pursuant to the terms of Article XII, the paying agent is prohibited from making such payment pursuant to the terms of this Indenture, that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue, that in the case of Original Issue Discount Securities original issue discount accrued after the date fixed for redemption will cease to accrue, the terms of the Debt Securities of that series pursuant to which the Debt Securities of that series are being redeemed and that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Debt Securities of that series. If less than all the Debt Securities of a series are to be redeemed, the notice of redemption shall specify the CUSIP numbers of the Debt Securities of that series to be redeemed. In case any Debt Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Debt Security, a new Debt Security or Debt Securities of that series in principal amount equal to the unredeemed portion thereof, and in the case of a Bearer Security with appropriate Coupons, if any, will be issued.

          At least 60 days before the redemption date, unless the Trustee consents to a shorter period, the Company shall give notice to the Trustee of the redemption date, the principal amount of Debt Securities to be redeemed and the series and terms of the Debt Securities pursuant to which such redemption will occur. Such notice shall be accompanied by an Officers' Certificate and an opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein. If fewer than all the Debt Securities of a series are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall be not less than 15 days after the date of notice to the Trustee.

          On or prior to the redemption date for any Registered Securities, the Company shall deposit with the

Trustee or with a paying agent (or, if the Company is acting as its own paying agent, segregate and hold in trust) an amount of money in the Currency in which such Debt Securities are denominated (except as provided pursuant to Section 2.03) sufficient to pay the redemption price of such Registered Securities or any portions thereof that are to be redeemed on that date. In the case of any redemption pertaining to Bearer Securities or Coupon Securities, the Company shall, no later than the business day prior to such redemption date, deposit with the Trustee or with a paying agent (other than the Company) an amount of money in the Currency in which such Debt Securities are denominated (except as provided pursuant to Section 2.03) sufficient to pay the redemption price of such Bearer or Coupon Securities or any portion thereof that are to be redeemed on the redemption date.

          If less than all the Debt Securities of like tenor and terms of a series are to be redeemed (other than pursuant to mandatory sinking fund redemptions) the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Debt Securities of that series or portions thereof (in multiples of $1,000) to be redeemed. In any case where more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate principal amount so registered as if it were represented by one Registered Security of such series. The Trustee shall promptly notify the Company in writing of the Debt Securities selected for redemption and, in the case of any Debt Securities selected for partial redemption, the principal amount thereof to be redeemed. If any Debt Security called for redemption shall not be so paid upon surrender thereof on such redemption date, the principal, premium, if any, and interest shall bear interest until paid from the redemption date at the rate borne by the Debt Securities of that series. If less than all the Debt Securities of unlike tenor and terms of a series are to be redeemed, the particular Debt Securities to be redeemed shall be selected by the Company. Provisions of this Indenture that apply to Debt Securities called for redemption also apply to portions of Debt Securities called for redemption.

          SECTION 3.04.  Payment of Debt Securities Called for Redemption.  If
                         -------------------------------------------------
notice of redemption has been given as provided in Section 3.03, the Debt Securities or portions of Debt Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the Place or Places of Payment stated in such notice at the applicable redemption price, together with any interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Debt Securities at the applicable redemption price, together with any interest accrued to said date) any interest on the Debt Securities or portions of Debt Securities of any series so called for redemption shall cease to accrue, any original issue discount in the case of Original Issue Discount Securities shall cease to accrue and any Coupons for such interest appertaining to any Coupon Securities to be redeemed, except to the extent described below, shall be void. On presentation and surrender of such Debt Securities at the Place or Places of Payment in said notice specified, the said Debt Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued thereon to the date fixed for redemption.

          If any Coupon Security surrendered for redemption shall not be accompanied by all Coupons appertaining thereto maturing on or after the applicable redemption date, the redemption price for such Coupon Security may be reduced by an amount equal to the face amount of all such missing Coupons. If thereafter the Holder of such Coupon shall surrender to any paying agent outside the United States any such missing Coupon in respect of which a deduction shall have been made from the redemption price, such Holder shall be entitled to receive the amount so deducted. The surrender of such missing Coupon or Coupons may be waived by the Company and the Trustee, if there be furnished to them such security or indemnity as they may require to save each of them and any paying agent harmless.

          Any Debt Security that is to be redeemed only in part shall be surrendered at the corporate trust office or such other office or agency of the Company as is specified pursuant to Section 2.03 (in the case of Registered Securities) and at the principal London office of the Trustee or such other office or agency of the Company outside the United States as is specified pursuant to Section 2.03 (in the case of Bearer Securities) with, if the Company, the Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Debt Security without service charge, a new Debt Security or Debt Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the

Debt Security so surrendered, and, in the case of a Coupon Security, with appropriate Coupons attached; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the Global Security so surrendered. In the case of a Debt Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Debt Security or Debt Securities as aforesaid, may make a notation on such Debt Security of the payment of the redeemed portion thereof.

          SECTION 3.05.  Mandatory and Optional Sinking Funds.  The minimum
                         -------------------------------------
amount of any sinking fund payment provided for by the terms of Debt Securities of any series, resolution of the Board of Directors or a supplemental Indenture is herein referred to as a "mandatory sinking fund payment," and any payment in excess of such minimum amount provided for by the terms of Debt Securities of any series, resolution of the Board of Directors or a supplemental Indenture is herein referred to as an "optional sinking fund payment."

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any Debt Securities of a series in cash, the Company may at its option (a) deliver to the Trustee Debt Securities of that series (together with the unmatured Coupons, if any, appertaining thereto) theretofore purchased or otherwise acquired by the Company or (b) receive credit for the principal amount of Debt Securities of that series which have been redeemed either at the election of the Company pursuant to the terms of such Debt Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Debt Securities, resolution or supplemental Indenture; provided, however, that such Debt Securities have not
                        --------  -------
been previously so credited. Such Debt Securities shall be received and credited for such purpose by the Trustee at the redemption price specified in such Debt Securities, resolution or supplemental Indenture for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          SECTION 3.06.  Redemption of Debt Securities for Sinking Fund.  Not
                         -----------------------------------------------
less than 60 days prior to each sinking fund payment date for any series of Debt Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, any resolution or supplemental Indenture, the portion thereof, if any, which is to be satisfied by payment of cash in the Currency in which the Debt Securities of such series are denominated (except as provided pursuant to Section 2.03) and the portion thereof, if any, which is to be satisfied by delivering and crediting Debt Securities of that series pursuant to this Section
3.06 (which Debt Securities, if not previously redeemed, will accompany such certificate) and whether the Company intends to exercise its right to make any permitted optional sinking fund payment with respect to such series. Such certificate shall also state that no Event of Default has occurred and is continuing with respect to such series. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. Failure of the Company to deliver such certificate (or to deliver the Debt Securities and Coupons, if any, specified in this paragraph) shall not constitute a Default, but such failure shall require that the sinking fund payment due on the next succeeding sinking fund payment date for that series shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Debt Securities subject to a mandatory sinking fund payment without the option to deliver or credit Debt Securities as provided in this Section 3.06 and without the right to make any optional sinking fund payment, if any, with respect to such series.

          Any sinking fund payment or payments (mandatory or optional) made in cash plus any unused balance of any preceding sinking fund payments made in cash which shall equal or exceed $100,000 (or a lesser sum if the Company shall so request) with respect to the Debt Securities of any particular series shall be applied by the Trustee on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the sinking fund payment date following the date of such payment) to the redemption of such Debt Securities at the Redemption Price specified in such Debt Securities, resolution or supplemental Indenture for operation of the sinking fund together with any accrued interest to the date fixed for redemption. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Debt Securities shall be added to the next cash sinking fund payment received by the Trustee for such series and, together with such payment, shall be applied in accordance with the provisions of this Section 3.06. Any and all sinking fund moneys with respect to the Debt Securities of any particular series held by the Trustee on the last sinking fund payment date with respect to Debt Securities of such series and not held for the payment or redemption of particular Debt Securities shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Debt Securities of that series at its Stated Maturity.

          The Trustee shall select the Debt Securities to be redeemed upon such sinking fund payment date in the manner specified in the last paragraph of
Section 3.03 and the Company shall cause notice of the redemption thereof to be given in the manner provided in Section 3.03 except that the notice of redemption shall also state that the Debt Securities are being redeemed by operation of the sinking fund. Such notice having been duly given, the redemption of such Debt Securities shall be made upon the terms and in the manner stated in Section 3.04.

          At least one business day before each sinking fund payment date, the Company shall pay to the Trustee (or, if the Company is acting as its own paying agent, the Company shall segregate and hold in trust) in cash a sum in the Currency in which the Debt Securities of such series are denominated (except as provided pursuant to Section 2.03) equal to any interest accrued to the date fixed for redemption of Debt Securities or portions thereof to be redeemed on such sinking fund payment date pursuant to this Section 3.06.

          The Trustee shall not redeem any Debt Securities of a series with sinking fund moneys or mail any notice of redemption of such Debt Securities by operation of the sinking fund for such series during the continuance of a Default in payment of interest on such Debt Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph) with respect to such Debt Securities, except that if the notice of redemption of any such Debt Securities shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Debt Securities if cash sufficient for that purpose shall be deposited with the Trustee for that purpose in accordance with the terms of this Article III. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such Default or Event of Default shall occur and any moneys thereafter paid into such sinking fund shall, during the continuance of such Default or Event of Default, be held as security for the payment of such Debt Securities; provided, however, that in case such Event of Default or Default shall have been
--------  -------
cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date for such Debt Securities on which such moneys may be applied pursuant to the provisions of this Section 3.06.


                                   ARTICLE IV

                      Particular Covenants of the Company
                      -----------------------------------

          SECTION 4.01.  Payment of Principal of, and Premium, If Any, and
                         -------------------------------------------------
Interest on, Debt Securities.  The Company, for the benefit of each series of
-----------------------------
Debt Securities, will duly and punctually pay or cause to be paid the principal of, and premium, if any, and interest on, each of the Debt Securities and pay any Coupons at the place, at the respective times and in the manner provided herein, in the Debt Securities and in the Coupons. Each installment of interest on the Debt Securities may at the Company's option be paid by mailing checks for such interest payable to the Person entitled thereto pursuant to Section 2.07(a) to the address of such Person as it appears on the Debt Security Register. Any interest due on Coupon Securities on or before the Stated Maturity of the related Debt Security, other than additional interest, if any, payable as provided in Section 4.06 in respect of principal of, or premium, if any, on such a Debt Security, shall be payable only upon presentation and surrender of the several Coupons for such interest installments as are evidenced thereby as they severally mature.

          Principal, premium and interest of Debt Securities of any series shall be considered paid on the date due if on such date the Trustee or any paying agent holds in accordance with this Indenture money sufficient to pay in the Currency in which the Debt Securities of such series are denominated (except as provided pursuant to Section 2.03) all principal, premium and interest then due and, in the case of Debt Securities subordinated pursuant to the terms of
Article XII, the Trustee or such paying agent, as the case may be, is not prohibited from paying such money to the Holders on that date pursuant to the terms of this Indenture.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Debt Securities and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          SECTION 4.02.  Maintenance of Offices or Agencies for Registration of
                         ------------------------------------------------------
Transfer, Exchange and Payment of Debt Securities.  The Company will maintain in
--------------------------------------------------
each Place of Payment for any series of Debt Securities and Coupons, if any, an office or agency where Debt Securities and Coupons of such series (but, except as otherwise provided in Section 2.12, unless such Place of Payment is located outside the United States, not Bearer Securities or Coupons) may be presented or surrendered for payment, where Debt Securities of such series may be surrendered for transfer or exchange and where notices and demands to or upon the Company in respect of the Debt Securities and Coupons of such series and this Indenture may be served. So long as any Bearer Securities of any series remain outstanding, the Company will maintain for such purposes one or more offices or agencies outside the United States in such city or cities specified pursuant to Section 2.03 and, if any Bearer Securities are listed on a securities exchange that requires an office or agency for the payment of principal of, and premium, if any, or interest on, such Bearer Securities in a location other than the location of an office or agency specified pursuant to
Section 2.03, the Company will maintain for such purposes an office or agency in such location so long as any Bearer Securities are listed on such securities exchange and such exchange so requires. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the corporate trust office of the Trustee (in the case of Registered Securities) and at the principal London office of the Trustee (in the case of Bearer Securities), and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

          The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in
             --------  -------
any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of any such additional designation or rescission of designation and any change in the location of any such different or additional office or agency.

          SECTION 4.03.  Appointment to Fill a Vacancy in the Office of Trustee.
                         ------------------------------------------------------
The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee hereunder with respect to each series of Debt Securities.

          SECTION 4.04.  Duties of Paying Agents, etc. (a)  The Company shall
                         -----------------------------
cause each paying agent, if any, other than the Trustee, to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.04,

          (i) that it will hold all sums held by it as such agent for the payment of the principal of, and premium, if any, or interest on, the Debt Securities of any series and the payment of any related Coupons (whether such sums have been paid to it by the Company or by any other obligor on the Debt Securities or Coupons of such series) in trust for the benefit of the Holders of the Debt Securities and Coupons of such series;

          (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Debt Securities or Coupons of such series) to make any payment of the principal of, and premium, if any, or interest on, the Debt Securities of such series or any payment on any related Coupons when the same shall be due and payable; and

          (iii) that it will at any time during the continuance of an Event of Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by it as such agent.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, and premium, if any, or interest on, the Debt Securities and Coupons, if any, of any series, set aside, segregate and hold in trust for the benefit of the Holders of the Debt Securities and Coupons of such series a sum sufficient to pay such principal, premium, if any, or interest so becoming due. The Company will promptly notify the Trustee of any failure by the Company to take such action or the failure by any other obligor on such Debt Securities or Coupons to make any payment of the principal of, and premium, if any, or interest on, such Debt Securities or Coupons when the same shall be due and payable.

          (c) Anything in this Section 4.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent, as required by this Section 4.04, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such paying agent.

          (d) Whenever the Company shall have one or more paying agents with respect to any series of Debt Securities and Coupons, it will, prior to each due date of the principal of, and premium, if any, or interest on, any Debt Securities of such series, deposit with any such paying agent a sum sufficient to pay the principal, premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless any such paying agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (e) Anything in this Section 4.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 4.04 is subject to the provisions of Section 11.05.

          SECTION 4.05.  Statement by officers as to Default.  The Company will
                         ------------------------------------
deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (currently on a calendar year basis) ending after the date hereof, an Officers' Certificate stating, as to each officer signing such certificate, that (i) in the course of his performance of his duties as an officer of the Company he would normally have knowledge of any Default, (ii) whether or not to the best of his knowledge any Default occurred during such year and (iii) if to the best of his knowledge the Company is in Default, specifying all such Defaults and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with
Section 314(a)(4) of the Trust Indenture Act.

          SECTION 4.06.  Payment of Additional Interest. Unless otherwise
                         -------------------------------
provided pursuant to Section 2.03, the provisions of this Section 4.06 shall be applicable to Bearer Securities of any series.

          The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of any Bearer Security or Coupon that is a United States Alien such amounts as may be necessary so that every net payment on such Bearer Security or Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in such

Bearer Security or Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest for or on account of:

          (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or corporation) and the United States, including such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status for United States Federal income tax purposes as a personal holding company, foreign personal holding company or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States Federal income tax;

          (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

          (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of a Bearer Security or Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurs later;

          (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on a Bearer Security or Coupon;

          (e) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of a Bearer Security or Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the

     United States as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

          (f) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company or that is a controlled foreign corporation related to the Company through stock ownership;

nor shall additional interest be paid with respect to a payment on a Bearer Security or Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of such Bearer Security or Coupon.

          Whenever in this Indenture there is mentioned, in any context, the payment of the principal of, or premium, if any, or interest on, any Debt Security or payment with respect to any Coupon of any series, such mention shall be deemed to include mention of the payment of additional interest provided for in the terms of such Debt Securities and this Section 4.06 to the extent that, in such context, additional interest is, was or would be payable in respect thereof pursuant to the provisions of this Section 4.06 and express mention of the payment of additional interest (if applicable) in any provisions hereof shall not be construed as excluding additional interest in those provisions hereof where such express mention is not made.

          If the payment of additional interest becomes required in respect of the Debt Securities or Coupons of a series, at least ten days prior to the first interest payment date with respect to which such additional interest will be payable (or if the Debt Securities of that series will not bear interest prior to its Stated Maturity, the first day on which a payment of principal, and premium, if any, is made and on which such additional interest will be payable), and at least ten days prior to each date of payment of principal, and premium, if any, or interest if there has been any change with respect to the matters set forth in the below-mentioned Officers' Certificate, the Company will furnish the Trustee and each paying agent with an Officers' Certificate that shall specify by country the amount, if any, required to be withheld on such payments to Holders of Debt Securities or Coupons that are United States

Aliens, and the Company will pay to the Trustee or such paying agent the additional interest, if any, required by the terms of such Debt Securities and this Section 4.06. The Company covenants to indemnify the Trustee and any paying agent for, and to hold them harmless against, any loss, liability or expense reasonably incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by any of them in reliance on any Officers' Certificate furnished pursuant to this Section 4.06.

          SECTION 4.07.  Further Instruments and Acts.  The Company will, upon
                         -----------------------------
request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture.

          SECTION 4.08.  Existence.  Subject to Article X, the Company will do
                         ----------
or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided,
                                                                     --------
however, that the Company shall not be required to preserve any such right or
-------
franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 4.09.  Maintenance of Properties.  The Company will cause all
                         --------------------------
properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the
              --------  -------
Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 4.10.  Payment of Taxes and Other Claims. The Company will pay
                         ----------------------------------
or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any

Subsidiary, and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or
            --------  -------
discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 4.11   Limitation on Secured Debt.  The Company will not, and
                         ---------------------------
will not permit any Restricted Subsidiary to, become liable for any indebtedness for borrowed money secured by a mortgage or lien on a Principal Property or on any shares of stock or indebtedness of any Restricted Subsidiary ("Secured Debt") or secure the same without making effective provision for securing the payment of the principal of and interest on the Debt Securities (and, if the company so elects, any indebtedness ranking equally with the Debt Securities) equally and ratably with or prior to such secured indebtedness. This covenant will not apply to debt secured by (a) mortgages or liens on property, capital stock or indebtedness of any corporation existing at the time it becomes a subsidiary, (b) mortgages existing on property at the time of acquisition, purchase money mortgages and mortgages to secure indebtedness incurred within 180 days after the time of acquisition thereof to finance the purchase price,
(c) mortgages or liens on unimproved property to finance the cost of improvements to such property, (d) mortgages or liens securing indebtedness owed by a Subsidiary to the Company or a wholly owned Restricted Subsidiary, (e) certain mortgages in favor of governmental entities including mortgages in connection with industrial revenue financing or (f) extensions, renewals or replacements of any of the foregoing. Notwithstanding this covenant, the Company and its Restricted Subsidiaries may incur or guarantee any Secured Debt, provided that after giving effect thereto the aggregate amount of such debt then outstanding (not including Secured Debt permitted under the foregoing exceptions) and the aggregate "value" of Sale and Leaseback Transactions other than Sale and Leaseback Transactions permitted under clauses (a) through (d) and
(f) in Section 4.12, at such time does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 4.12 Limitation on Sales and Leasebacks. Sales and leasebacks
                       -----------------------------------
of a Principal Property by the Company or a Restricted Subsidiary (except those for a temporary period of not more than three years and those from the Company or a wholly owned Restricted Subsidiary) will be prohibited unless (a) the transaction is entered into to finance the cost of acquiring such property or within 180 days after such acquisition, (b) the transaction is entered into to finance the cost of improvements to such unimproved property, (c) the transaction is one of certain types in which the lessor is a governmental entity, (d) the transaction involves the extension, renewal or replacement of the transactions referred to in clauses
(a) through (c) above, (e) the property involved is property that could be mortgaged without equally and ratably securing the Debt Securities under the last sentence of the preceding paragraph or (f) an amount equal to the proceeds of sale or the fair value of the property sold (whichever is higher) is applied to the retirement of funded debt of the Company.



                                   ARTICLE V

                           Holders, Lists and Reports
                           --------------------------
                         by the Company and the Trustee
                         ------------------------------

          SECTION 5.01.  Company to Furnish Trustee Information as to Names and
                         ------------------------------------------------------
Addresses of Holders; Preservation of Information.  The Company covenants and
--------------------------------------------------
agrees that it will furnish or cause to be furnished to the Trustee with respect to the Registered Securities of each series:

          (a) not more than 15 days after each record date with respect to the payment of interest, if any, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders as of such record date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and contents as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee shall be the Registrar, such
--------  -------
lists shall not be required to be furnished.

          The Company shall also be required to furnish to the Trustee at all such times set forth above all information in the possession or control of the Company or any of its paying agents other than the Trustee as to the names and addresses of the Bearer Holders of all series; provided, however, that the
                                               --------  -------
Company shall have no obligation to investigate any matter relating to any Bearer Holders.

          The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the Holders (1) contained in the most recent list furnished to it as provided in this Section
5.01 or (2) received by it in the capacity of paying agent or Registrar (if so acting) hereunder.

          The Trustee may destroy any list furnished to it as provided in this
Section 5.01 upon receipt of a new list so furnished.

          SECTION 5.02.  Communications to Holders.  Holders may communicate
                         --------------------------
pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Debt Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of
Section 312(c) of the Trust Indenture Act.

          SECTION 5.03.  Reports by Company.  (a)  The Company covenants and
                         -------------------
agrees, and any obligor hereunder shall covenant and agree, to file with the Trustee and the Holders (in the manner and to the extent provided in Section 5.04), within 15 days after the Company or such obligor, as the case may be, is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company or such obligor, as the case may be, may be required to file with said Commission pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company or such obligor, as the case may be, is not required to file information, documents or reports pursuant to either of such Sections, then to file with the Trustee, the Holders (in the manner and to the extent provided in Section 5.04) and said Commission, in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company covenants and agrees, and any obligor hereunder shall covenant and agree, to file with the Trustee, the Holders (in the manner and to the extent provided in Section 5.04) and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents, and reports with respect to compliance by the Company or such obligor, as the case may be, with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          SECTION 5.04.  Reports by Trustee.  As promptly as practicable after
                         -------------------
each                    beginning with the             following the date of
this Indenture, and in any event prior to               in each year, the
Trustee shall mail to each Holder a brief report dated as of              that
complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act.

          Reports pursuant to this Section 5.04 shall be transmitted by mail:

          (1) to all Registered Holders, as the names and addresses of such Holders appear in the Debt Security Register;

          (2) to such Bearer Holders of any series as have, within two years preceding such transmission, filed their names and addresses with the Trustee for such series for that purpose; and

          (3) except in the cases of reports under Section 313(b)(2) of the Trust Indenture Act, to each Holder of a Debt Security of any series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 5.02.

          A copy of each report at the time of its mailing to Holders shall be filed with the Securities and Exchange Commission and each stock exchange (if any) on which the Debt Securities of any series are listed. The Company agrees to notify promptly the Trustee whenever the Debt Securities of any series become listed on any stock exchange and of any delisting thereof.

          SECTION 5.05.  Record Dates for Action by Holders. If the Company
                         -----------------------------------
shall solicit from the holders of Debt Securities of any series any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the Company may, at its option, by resolution of the Board of Directors, fix in advance a record date for the determination of Holders of Debt Securities entitled to take such action, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such action may be sought or given before or after the record date, but only the Holders of Debt Securities of record at the close of business on such record date shall be deemed to be Holders of Debt Securities for the purpose of determining whether Holders of the requisite proportion of Debt Securities of such series Outstanding have authorized or agreed or consented to such action, and for that purpose the Debt Securities of such series Outstanding shall be computed as of such record date.


                                   ARTICLE VI

            Remedies of the Trustee and Holders in Event of Default
            -------------------------------------------------------

          SECTION 6.01.  Events of Default.  If any one or more of the following
                         ------------------
shall have occurred and be continuing with respect to Debt Securities of any series (each of the following, an "Event of Default"):

          (a) default in the payment of any installment of interest upon any Debt Securities of that series or any payment with respect to the related Coupons, if any, as and when the same shall become due and payable, whether or not such payment shall be prohibited by Article XII, if applicable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of or premium, if any, on any Debt Securities of that series as and when the same shall become due and payable, whether at maturity, upon redemption, by declaration, upon required repurchase or otherwise, whether or not such payment shall be prohibited by Article XII, if applicable; or

          (c) default in the payment of any sinking fund payment with respect to any Debt Securities of that series as and when the same shall become due and payable; or

          (d) failure on the part of the Company to comply with Article X; or

          (e) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Debt Securities of that series, in any resolution of the Board of Directors authorizing the issuance of that series of Debt Securities, in this Indenture with respect to such series or in any supplemental Indenture with respect to such series (other than a covenant a default in the performance of which is elsewhere in this Section specifically dealt with), continuing for a period of 60 days after the date on which written notice specifying such failure and requiring the Company to remedy the same shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Debt Securities of that series at the time Outstanding; or

          (f) Indebtedness of the Company or any Subsidiary of the Company is not paid within any applicable grace period after final maturity or is accelerated by the holders thereof because of a default, the total amount of such Indebtedness unpaid or accelerated exceeds $20,000,000 or its Dollar Equivalent at the time and such default remains uncured or such acceleration is not rescinded for 10 days after the date on which written notice specifying such failure and requiring the Company to remedy the same shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Debt Securities of that series at the time Outstanding; or

          (g) the Company or any of its Significant Subsidiaries shall (i) voluntarily commence any pro ceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal or State bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert within the time and in the manner prescribed by law, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or any such Significant Subsidiary or for a substantial part of its property, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding,
     (v) make a general assignment for the benefit of creditors, (vi) admit in writing its inability or fail generally to pay its debts as they become due, (vii) take corporate action for the purpose of effecting any of the foregoing, or (viii) take any comparable action under any foreign laws relating to insolvency; or

          (h) the entry of an order or decree by a court having competent jurisdiction in the premises for (i) relief in respect of the Company or any of its Significant Subsidiaries or a substantial part of any of their property under Title 11 of the United States Code or any other Federal or State bankruptcy, insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Company or any such Significant Subsidiary or for a substantial part of any of its property (except any decree or order appointing such official of any Significant Subsidiary pursuant to a plan under which the assets and operations of such Significant Subsidiary are transferred to or combined with another Subsidiary or Subsidiaries of the Company or to the Company) or (iii) the winding up or liquidation of the Company or any such Significant Subsidiary (except any decree or order approving or ordering the winding up or liquidation of the affairs of a Significant Subsidiary pursuant to a plan under which the assets and operations of such Significant Subsidiary are transferred to or combined with another Subsidiary or Subsidiaries of the Company or to the Company); and such order or decree shall continue unstayed and in effect for 60 consecutive days; or any similar relief is granted under any foreign laws and the order or decree stays in effect for 60 consecutive days; or

          (i) any judgment or decree for the payment of money in excess of $20,000,000 or its Dollar Equivalent at the time is entered against the Company or any Subsidiary of the Company by a court or courts of competent jurisdiction, which judgment is not covered by insurance, and is not discharged and either (A) an enforcement proceeding has been commenced by any creditor upon such judgment or decree or (B) there is a period of 60 days following the entry of such judgment or decree during which such judgment or decree is not discharged, waived or the execution thereof stayed and, in the case of (A) or (B), such default continues for 10 days after the date on which written notice specifying such failure and requiring the Company to remedy the same shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Debt Securities of that series at the time Outstanding; or

          (j) any other Event of Default provided with respect to Debt Securities of that series;

then and in each and every case that an Event of Default described in clause
(a), (b), (c), (d), (e), (f), (i) or (j) with respect to Debt Securities of that series at the time Outstanding occurs and is continuing, unless the principal of and interest on all the Debt Securities of that series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Debt Securities of that series then Outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Holders), may declare the principal of (or, if the Debt Securities of that series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of that series) and interest on all the Debt Securities of that series to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Debt Securities or Coupons appertaining thereto of that series contained to the contrary notwithstanding. If an Event of Default described in clause (g) or (h) occurs, then and in each and every such case, unless the principal of and interest on all the Debt Securities shall have become due and payable, the principal of (or, if any Debt Securities are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms thereto) and interest on all the Debt Securities then Outstanding hereunder shall ipso facto become and be
                                                     ---- -----
immediately due and payable without any declaration or other act on the part of the Trustee or any Holders, anything in this Indenture or in the Debt Securities contained to the contrary notwithstanding.

          The Holders of a majority in principal amount of the Debt Securities of a particular series by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree already rendered and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely because of acceleration. Upon any such rescission, the parties hereto shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the parties hereto shall continue as though no such proceeding had been taken.

          In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee or such Holder, then and in every such case the parties hereto shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the parties hereto shall continue as though no such proceeding had been taken.

          The foregoing Events of Default shall constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The Company shall deliver to the Trustee, within 30 days after the occurrence thereof, written notice in the form of an Officers' Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (c), (d), (e), (f), (i) or (j), its status and what action the Company is taking or proposes to take with respect thereto.

          SECTION 6.02.  Collection of Indebtedness by Trustee, etc.  If an
                         -------------------------------------------
Event of Default occurs and is continuing, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid or enforce the performance of any provision of the Debt Securities of the affected series or this Indenture, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon the Debt Securities, and the Coupons, if any, appertaining thereto, of such series (and collect in the manner provided by law out of the property of the Company or any other obligor upon the Debt Securities and Coupons of such series wherever situated the moneys adjudged or decreed to be payable).

          In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor upon the Debt Securities and Coupons, if any, of any series under Title 11 of the United States Code or any other Federal or State bankruptcy, insolvency or similar law, or in case a receiver, trustee or other similar official shall have been appointed for its property, or in case of any other similar judicial proceedings relative to the Company or any other obligor upon the Debt Securities of any series, its creditors or its property, the Trustee, irrespective of whether the principal of Debt Securities and Coupons, if any, of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest (or, if the Debt Securities of such series are Original Issue Discount Debt Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Debt Securities and Coupons of such series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee, its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities Incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith) and of the Holders thereof allowed in any such judicial proceedings relative to the Company, or any other obligor upon the Debt Securities and Coupons of such series, its creditors or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of such Holders and of the Trustee on their behalf, and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of such Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Holders, to pay to the Trustee such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other reasonable expenses and liabilities Incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith.

          All rights of action and of asserting claims under this Indenture, or under any of the Debt Securities and the Coupons, if any, appertaining thereto, of any series, may be enforced by the Trustee without the possession of any such Debt Securities or Coupons, or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment (except for any amounts payable to the Trustee pursuant to Section 7.06) shall be for the ratable benefit of the Holders of all the Debt Securities or Coupons in respect of which such action was taken.

          In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 6.03.  Application of Moneys Collected by Trustee.  Any moneys
                         -------------------------------------------
collected by the Trustee pursuant to Section 6.02 with respect to Debt Securities and Coupons, if any, of any series shall be applied, after giving effect to the provisions of Article XII, if applicable, in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Debt Securities or Coupons of such series in respect of which moneys have been collected, and the notation thereon of the payment, if only partially paid, and upon surrender thereof if fully paid:

          FIRST:  To the payment of all money due the Trustee pursuant to
     Section 7.06;

          SECOND: In case the principal of the Outstanding Debt Securities in respect of which such moneys have been collected shall not have become due, to the payment of interest on the Debt Securities or Coupons of such series in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Debt Securities) borne by the Debt Securities or Coupons of such series, such payments to be made ratably to the Persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Outstanding Debt Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Debt Securities or Coupons of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Debt Securities) borne by the Debt Securities or Coupons of such series; and, in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Debt Securities and Coupons of such series, then to the payment of such principal and premium, if any, and interest, without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Debt Security or Coupon of such series over any Debt Security or Coupon of such series, ratably to the aggregate of such principal and premium, if any, and interest; and

          FOURTH: The remainder, if any, shall be paid to the Company, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.03. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.04.  Limitation on Suits by Holders.  No Holder of any Debt
                         -------------------------------
Security or Coupon of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise, upon or under or with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to Debt Securities of that same series and of the continuance thereof and unless the Holders of not less than 25% in aggregate principal amount of the Outstanding Debt Securities of that series shall have made written request upon the Trustee to institute such action or proceedings in respect of such Event of Default in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be Incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceedings and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the Holder of every Debt Security or Coupon with every other Holder and the Trustee, that no one or more Holders shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any Holders, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all such Holders. For the protection and enforcement of the provisions of this Section 6.04, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provision in this Indenture, however, the right of any Holder of any Debt Security or Coupon to receive payment of the principal of, and premium, if any, and (subject to Section 2.12) interest on, such Debt Security or Coupon, on or after the respective due dates expressed in such Debt Security, and to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.05.  Remedies Cumulative; Delay or Omission in Exercise of
                         -----------------------------------------------------
Rights Not a Waiver of Default.  All powers and remedies given by this Article
-------------------------------
VI to the Trustee or to the Holders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the Holders, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Default occurring and continuing as aforesaid, shall impair any such right or power, or shall be construed to be a waiver of any such Default or an acquiescence therein; and, subject to the provisions of Section 6.04, every power and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

          SECTION 6.06.  Rights of Holders of Majority in Principal Amount of
                         ----------------------------------------------------
Debt Securities to Direct Trustee and to Waive Default.  The Holders of a
-------------------------------------------------------
majority in aggregate principal amount of the Debt Securities of any series at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Debt Securities of such series; provided, however, that such direction shall not be
                           --------  -------
otherwise than in accordance with law and the provisions of this Indenture, and that subject to the provisions of Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel shall determine that the action so directed may not lawfully be taken, or if the Trustee shall by a responsible officer or officers determine that the action so directed would involve it in personal liability or would be unjustly prejudicial to Holders of Debt Securities of such series not taking part in such direction; and provided, further, however, that nothing in this Indenture contained shall
    --------  -------  -------
impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Holders. Prior to the acceleration of the maturity of the Debt Securities of any series, as provided in Section 6.01, the Holders of a majority in aggregate principal amount of the Debt Securities of that series at the time Outstanding may on behalf of the Holders of all the Debt Securities and any related Coupons of that series waive any past Default or Event of Default and its consequences for that series specified in the terms thereof as contemplated by Section 2.03, except (i) a Default in the payment of the principal of, and premium, if any, or interest on, any of the Debt Securities or in the payment of any related Coupon and (ii) a Default in respect of a provision that under Section 9.02 cannot be amended without the consent of each Holder affected thereby. In case of any such waiver, such Default shall cease to exist, any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, and the Company, the Trustee and the Holders of the Debt Securities of that series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

          SECTION 6.07.  Trustee to Give Notice of Defaults Known to It, but May
                         -------------------------------------------------------
Withhold Such Notice in Certain Circumstances.  The Trustee shall, within 90
----------------------------------------------
days after the occurrence of a Default known to it with respect to a series of Debt Securities or Coupons, if any, give to the Holders thereof, in the manner provided in Section 13.03, notice of all Defaults with respect to such series known to the Trustee, unless such Defaults shall have been cured or waived before the giving of such notice; provided, however, that, except in the case of
                                  --------  -------
Default in the payment of the principal of, or premium, if any, or interest on, any of the Debt Securities or Coupons of such series or in the making of any sinking fund payment with respect to the Debt Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a committee of directors or responsible officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders thereof.

          SECTION 6.08.  Requirement of an Undertaking To Pay Costs in Certain
                         -----------------------------------------------------
Suits under the Indenture or Against the Trustee.  All parties to this Indenture
-------------------------------------------------
agree, and each Holder of any Debt Security or Coupon by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit in the manner and to the extent provided in the Trust Indenture Act, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.08 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than ten percent in principal amount of the Outstanding Debt Securities of that series or to any suit instituted by any Holder for the enforcement of the payment of the principal of, or premium, if any, or interest on, any Debt Security or Coupon on or after the due date for such payment expressed in such Debt Security or Coupon.


                                  ARTICLE VII

                             Concerning the Trustee
                             ----------------------

          SECTION 7.01.  Certain Duties and Responsibilities.  The Trustee,
                         ------------------------------------
prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that:

          (a) this subsection shall not be construed to limit the effect of the first paragraph of this Section 7.01;

          (b) prior to the occurrence of an Event of Default with respect to the Debt Securities of a series and after the curing or waiving of all Events of Default with respect to such series which may have occurred:

               (1) the duties and obligations of the Trustee with respect to Debt Securities and Coupons, if any, of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to such series shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture; but the Trustee shall examine the evidence furnished to it pursuant to Section 5.03 to determine whether or not such evidence conforms to the requirement of this Indenture;

          (c) the Trustee shall not be liable for an error of judgment made in good faith by a responsible officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (d) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it with respect to Debt Securities of any series in good faith in accordance with the direction of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of that series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Debt Securities of such series.

          None of the provisions of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any Personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 7.02.  Certain Rights of Trustee.  Except as otherwise
                         --------------------------
provided in Section 7.01:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by a Company Order (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) the Trustee may consult with counsel, and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of Debt Securities or Coupons of any series pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be Incurred therein or thereby;

          (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval or other paper or document, unless requested in writing to do so by the Holders of a majority in aggregate principal amount of the then Outstanding Debt Securities of a series affected by such matter; provided, however, that if the payment
                                     --------  -------
     within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be Incurred by it in the making of such investigation is not, in the opinion of the Trustee, reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder; and

          (h) if any property other than cash shall at any time be subject to a Lien in favor of the Holders, the Trustee, if and to the extent authorized by a receivership or bankruptcy court of competent jurisdiction or by the supplemental instrument subjecting such property to such lien, shall be entitled to make advances for the purpose of preserving such property or of discharging tax Liens or other prior Liens or encumbrances thereon.

          SECTION 7.03.  Trustee Not Liable for Recitals in Indenture or in Debt
                         -------------------------------------------------------
Securities.  The recitals contained herein, in the Debt Securities (except the
-----------
Trustee's certificate of authentication) and in any Coupons shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Debt Securities or Coupons, if any, of any series, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Debt Securities and perform its obligations hereunder, and that the statements made by it or to be made by it in a Statement of Eligibility and Qualification on Form T-1 supplied to the Company are true and accurate. The Trustee shall not be accountable for the use or application by the Company of any of the Debt Securities or of the proceeds thereof.

          SECTION 7.04.  Trustee, Paying Agent or Registrar May Own Debt
                         -----------------------------------------------
Securities.  The Trustee or any paying agent or Registrar, in its individual or
-----------
any other capacity, may become the owner or pledgee of Debt Securities or Coupons and subject to the provisions of the Trust Indenture Act relating to conflicts of interest and preferential claims may otherwise deal with the Company with the same rights it would have if it were not Trustee, paying agent or Registrar.

          SECTION 7.05.  Moneys Received by Trustee to Be Held in Trust.
                         -----------------------------------------------
Subject to the provisions of Section 11.05, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time to the Company upon a Company Order.

          SECTION 7.06.  Compensation and Reimbursement. The Company covenants
                         -------------------------------
and agrees to pay in Dollars to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and, except as otherwise expressly provided herein, the Company will pay or reimburse in Dollars the Trustee upon its request for all reasonable expenses, disbursements and advances Incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, attorneys and counsel and of all Persons not regularly in its employ) except any such expense, disbursement or advances as may arise from its negligence or bad faith. The Company also covenants to indemnify in

Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense Incurred without negligence, wilful misconduct or bad faith on the part of the Trustee, arising out of or in connection with the acceptance or administration of this trust or trusts hereunder, including the reasonable costs and expenses of defending itself against any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligations of the Company under this Section 7.06 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a Lien prior to that of the Debt Securities and Coupons, if any, upon all property and funds held or collected by the Trustee, as such, except funds held in trust for the payment of principal of, and premium, if any, or interest on, particular Debt Securities and Coupons.

          When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency, reorganization or other similar law.

          SECTION 7.07.  Right of Trustee to Rely on an Officers' Certificate
                         ----------------------------------------------------
Where No Other Evidence Specifically Prescribed.  Except as otherwise provided
------------------------------------------------
in Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          SECTION 7.08.  Separate Trustee; Replacement of Trustee.  The Company
                         -----------------------------------------
may, but need not, appoint a separate Trustee for any one or more series of Debt Securities. The Trustee may resign with respect to one or more or all series of Debt Securities at any time by giving notice to the Company. The Holders of a majority in principal amount of the Debt Securities of a particular series may remove the

Trustee for such series and only such series by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

          (1) the Trustee fails to comply with Section 7.10;

          (2) the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4) the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Debt Securities of a particular series and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of this Section 7.08.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders of Debt Securities of each applicable series. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 7.06.

          If a successor Trustee does not take office within 60 days after the retiring Trustee gives notice of resignation or is removed, the retiring Trustee or the Holders of 25% in principal amount of the Debt Securities of any applicable series may petition any court of competent jurisdiction for the appointment of a successor Trustee for the Debt Securities of such series.

          If the Trustee fails to comply with Section 7.10, any Holder of Debt Securities of any applicable series may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Debt Securities of such series.

          Notwithstanding the replacement of the Trustee pursuant to this
Section 7.08, the Company's obligations under Section 7.06 shall continue for the benefit of the retiring Trustee.

          In the case of the appointment hereunder of a separate or successor trustee with respect to the Debt Securities of one or more series, the Company, any retiring Trustee and each successor or separate Trustee with respect to the Debt Securities of any applicable series shall execute and deliver an Indenture supplemental hereto (1) which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of any retiring Trustee with respect to the Debt Securities of any series as to which any such retiring Trustee is not retiring shall continue to be vested in such retiring Trustee and (2) that shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustee's co-trustees of the same trust and that each such separate, retiring or successor Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

          SECTION 7.09.  Successor Trustee by Merger.  If the Trustee
                         ----------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Debt Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Debt Securities so authenticated; and in case at that time any of the Debt Securities shall not have been authenticated, any successor to the Trustee may authenticate such Debt Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Debt Securities or in this Indenture provided that the certificate of the Trustee shall have.

          SECTION 7.10.  Eligibility; Disqualification.  The Trustee shall at
                         ------------------------------
all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. No obligor upon the Debt Securities or Coupons, if any, of a particular series or Person directly or indirectly controlling, controlled by or under common control with such obligor shall serve as Trustee upon the Debt Securities and Coupons of such series. The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of
     --------  -------
Section 310(b)(1) of the Trust Indenture Act this Indenture or any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

          SECTION 7.11.  Preferential Collection of Claims Against Company.  The
                         --------------------------------------------------
Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act.
A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

          SECTION 7.12.  Compliance with Tax Laws.  The Trustee hereby agrees to
                         -------------------------
comply with all U.S. Federal income tax information reporting and withholding requirements applicable to it with respect to payments of premium (if any) and interest on the Debt Securities, whether acting as Trustee, Security Registrar, paying agent or otherwise with respect to the Debt Securities.


                                  ARTICLE VIII

                             Concerning the Holders
                             ----------------------

          SECTION 8.01.  Evidence of Action by Holders. Whenever in this
                         -------------------------------
Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Debt Securities of any or all series may take action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by agent or proxy appointed in writing, (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with the provisions of Section 5.02 or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

          SECTION 8.02.  Proof of Execution of Instruments and of Holding of
                         ---------------------------------------------------
Debt Securities.  Subject to the provisions of Sections 7.01, 7.02 and 13.11,
----------------
proof of the execution of any instrument by a Holder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee.

          The ownership of Registered Securities of any series shall be proved by the Debt Security Register or by a certificate of the Registrar for such series.

          The ownership of Bearer Securities shall be proved by production of such Bearer Securities or by a certificate executed by any bank or trust company, which certificate shall be dated and shall state on the date thereof a Bearer Security bearing a specified identifying number or other mark was deposited with or exhibited to the Person executing such certificate by the Person named in such certificate, or by any other proof of possession reasonably satisfactory to the Trustee. The holding by the Person named in any such certificate of any Bearer Security specified therein shall be presumed to continue for a period of one year unless at the time of determination of such holding (1) another certificate bearing a later date issued in respect of the same Bearer Security shall be produced, (2) such Bearer Security shall be produced by some other Person, (3) such Bearer Security shall have been registered on the Debt Security Register, if, pursuant to Section 2.03, such Bearer Security can be so registered, or (4) such Bearer Security shall have been canceled or paid.

          The Trustee may require such additional proof of any matter referred to in this Section 8.02 as it shall deem necessary.

          SECTION 8.03.  Who May Be Deemed Owner of Debt Securities.  Prior to
                         -------------------------------------------
due presentment for registration of transfer of any Registered Security, the Company, the Trustee, any paying agent and any Registrar may deem and treat the Person in whose name any Registered Security shall be registered upon the books of the Company as the absolute owner of such Registered Security (whether or not such Registered Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on such Registered Security and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Registrar shall be affected by any notice to the contrary; and all such payments so made to any such Holder for the time being, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Registered Security.

          The Company, the Trustee and any paying agent may deem and treat the Holder of any Bearer Security or Coupon as the absolute owner of such Bearer Security or Coupon (whether or not such Debt Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and premium, if any, and (subject to Section 2.03) interest on such Bearer Security or Coupon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary; and all such payments so made to any such Holder for the time being, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bearer Security or Coupon.

          None of the Company, the Trustee, any paying agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          SECTION 8.04.  Instruments Executed by Holders Bind Future Holders.
                         ----------------------------------------------------
At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Debt Securities of any series specified in this Indenture in connection with such action and subject to the following paragraph, any Holder of a Debt Security which is shown by the evidence to be included in the Debt Securities the Holders of which have consented to such action may, by filing written notice with the Trustee at its corporate trust office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Debt Security. Except as aforesaid any such action taken by the Holder of any Debt Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Debt Security and all past, present and future Holders of Coupons, if any, appertaining thereto, and of any Debt Security issued upon transfer thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Debt Security or such other Debt Securities or Coupons. Any action taken by the Holders of the percentage in aggregate principal amount of the Debt Securities of any series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities and Coupons of such series.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Registered Securities entitled to give their consent or take any other action required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders of Registered Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders of Registered Securities after such record date. No such consent shall be valid or effective for more than 120 days after such record date unless the consent of the Holders of the percentage in aggregate principal amount of the Debt Securities of such series specified in this Indenture shall have been received within such 120-day period.


                                   ARTICLE IX

                            Supplemental Indentures
                            -----------------------

          SECTION 9.01.  Purposes for Which Supplemental Indenture May Be
                         ------------------------------------------------
Entered into Without Consent of Holders. The Company, when authorized by a
----------------------------------------
resolution of the Board of Directors, and the Trustee may from time to time and at any time, without the consent of Holders, enter into an Indenture or Indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to evidence the succession pursuant to Article X of another Person to the Company, or successive successions, and the assumption by the Successor Company (as defined in Section 10.01) of the covenants, agreements and obligations of the Company in this Indenture and in the Debt Securities;

          (b) to surrender any right or power herein conferred upon the Company, to add to the covenants of the Company such further covenants, restrictions, conditions or provisions for the protection of the Holders of all or any series of Debt Securities and the Coupons, if any, appertaining thereto (and if such covenants are to be for the benefit of less than all series of Debt Securities, stating that such covenants are expressly being included solely for the benefit of such series) as the Board of Directors shall consider to be for the protection of the Holders of such Debt Securities, and to make the occurrence, or the occurrence and continuance, of a Default in any of such additional covenants, restrictions, conditions or provisions a Default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture; provided,
                                                                       --------
     however, that in respect of any such additional covenant, restriction,
     -------
     condition or provision such supplemental Indenture may provide for a particular period of grace after Default (which period may be shorter or longer than that allowed in the case of other Defaults) or may provide for an immediate enforcement upon such Default or may limit the remedies available to the Trustee upon such Default or may limit the right of the Holders of a majority in aggregate principal amount of any or all series of Debt Securities to waive such default;

          (c) to cure any ambiguity or to correct or supplement any provision contained herein, in any supplemental Indenture or in any Debt Securities of any series that may be defective or inconsistent with any other provision contained herein, in any supplemental Indenture or in the Debt Securities of such series; to convey, transfer, assign, mortgage or pledge any property to or with the Trustee, or to make such other provisions in regard to matters or questions arising under this Indenture as shall not adversely affect the interests of any Holders of Debt Securities of any series;

          (d) to modify or amend this Indenture in such a manner as to permit the qualification of this Indenture or any Indenture supplemental hereto under the Trust Indenture Act as then in effect, except that nothing herein contained shall permit or authorize the inclusion in any Indenture supplemental hereto of the provisions referred to in Section 316(a)(2) of the Trust Indenture Act;

          (e) to add to or change any of the provisions of this Indenture to provide that Bearer Securities may be registerable as to principal, to change or eliminate any restrictions on the payment of principal of, or premium, if any, on, Registered Securities or of principal of, or premium, if any, or interest on, Bearer Securities or to permit Registered Securities to be exchanged for Bearer Securities; provided, however, that
                                                       --------  -------
     any such action shall not adversely affect the interests of the Holders of Debt Securities or any Coupons of any series in any material respect or permit or facilitate the issuance of Debt Securities of any series in uncertificated form;

          (f) to comply with Article X;

          (g) in the case of any Debt Securities and Coupons, if any, appertaining thereto subordinated pursuant to Article XII, to make any change in Article XII that would limit or terminate the benefits available to any holder of Senior Indebtedness (or Representatives therefor) under
     Article XII;

          (h) to add Guarantees with respect to the Debt Securities or to secure the Debt Securities;

          (i) to make any change that does not adversely affect the rights of any Holder;

          (j) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series of Debt Securities; provided, however, that any such addition, change or elimination not otherwise permitted under this Section 9.01 shall (i) neither (A) apply to any Debt Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the Holder of any such Debt Security with respect to such provision or (ii) shall become effective only when there is no such Debt Security Outstanding;

          (k) to evidence and provide for the acceptance of appointment hereunder by a successor or separate Trustee with respect to the Debt Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; and

          (l) to establish the form or terms of Debt Securities and Coupons, if any, of any series as permitted by Sections 2.01 and 2.03.

          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental Indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental Indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental Indenture authorized by the provisions of this
Section 9.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Debt Securities or Coupons, if any, appertaining thereto at the time Outstanding, notwithstanding any of the provisions of
Section 9.02.

          In the case of Debt Securities or Coupons, if any, appertaining thereto subordinated pursuant to Article XII, an amendment under this Section
9.01 may not make any change that adversely affects the rights under Article XII of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or Representative thereof authorized to give a consent) consent to such change.

          After an amendment under this Section 9.01 becomes effective, the Company shall mail to Holders of Debt Securities of each series affected thereby a notice briefly describing such amendment. The failure to give such notice to all such Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.01.

          SECTION 9.02.  Modification of Indenture with Consent of Holders of
                         ----------------------------------------------------
Debt Securities.  Without notice to any Holder but with the consent (evidenced
----------------
as provided in Section 8.01) of the Holders of not less than a majority in aggregate principal amount of the Outstanding Debt Securities of each series affected by such supplemental Indenture, the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an Indenture or Indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental Indenture or of modifying in any manner the rights of the Holders of the Debt Securities of such series; provided, however, that no such supplemental Indenture, without the
        --------  -------
consent of the Holders of each Debt Security so affected, shall (i) reduce the percentage in principal amount of Debt Securities of any series whose Holders must consent to an amendment; (ii) reduce the rate of or extend the time for payment of interest on any Debt Security or Coupon or reduce the amount of any payment to be made with respect to any Coupon; (iii) reduce the principal of or extend the Stated Maturity of any Debt Security; (iv) reduce the premium payable upon the redemption of any Debt Security or change the time at which any Debt Security may or shall be redeemed in accordance with Article III; (v) make any Debt Security or Coupon payable in Currency other than that stated in the Debt Security; (vi) in the case of any Debt Security or Coupons, if any, appertaining thereto subordinated pursuant to Article XII, make any change in Article XII that adversely affects the rights of any Holder under Article XII; (vii) release any security that may have been granted in respect of the Debt Securities;
(viii) make any change in Section 6.06 or this Section 9.02; (ix) change any obligation of the Company to pay additional interest pursuant to Section 4.06; or (x) limit the obligation of the Company to maintain a paying agency outside the United States for payment on Bearer Securities as provided in Section 4.02 or limit the obligation of the Company to redeem a Bearer Security as provided in Section 3.02(b).

          A supplemental Indenture which changes or eliminates any covenant or other provision of this Indenture which has been expressly included solely for the benefit of one or more particular series of Debt Securities and Coupons, if any, or which modifies the rights of the Holders of Debt Securities and Coupons of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Debt Securities and Coupons, if any, of any other series.

          Upon the request of the Company, accompanied by a copy of a resolution of the Board of Directors authorizing the execution of any such supplemental Indenture, and upon the filing with the Trustee of evidence of the consent of Holders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental Indenture unless such supplemental Indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental Indenture.

          It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          In the case of any Debt Securities or Coupons, if any, appertaining thereto, subordinated pursuant to Article XII, an amendment under this Section
9.02 may not make any change that adversely affects the rights under Article XII of any holder of Senior Indebtedness then outstanding unless the holders of such Senior Indebtedness (or any group or Representative thereof authorized to give a consent) consent to such change.

          After an amendment under this Section 9.02 becomes effective, the Company shall mail to Holders of Debt Securities of each series affected thereby a notice briefly describing such amendment. The failure to give such notice to all such Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.02.

          SECTION 9.03.  Effect of Supplemental Indentures. Upon the execution
                         ----------------------------------
of any supplemental Indenture pursuant to the provisions of this Article IX, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental Indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          The Trustee, subject to the provisions of Sections 7.01 and 7.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental Indenture complies with the provisions of this Article IX.

          SECTION 9.04.  Debt Securities May Bear Notation of Changes by
                         -----------------------------------------------
Supplemental Indentures.  Debt Securities and Coupons, if any, of any series
------------------------
authenticated and delivered after the execution of any supplemental Indenture pursuant to the provisions of this Article IX may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental Indenture. New Debt Securities and Coupons of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental Indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Debt Securities and Coupons of such series then Outstanding. Failure to make the appropriate notation or to issue a new Debt Security or Coupon of such series shall not affect the validity of such amendment.

          SECTION 9.05.  Payment for Consent.  Neither the Company nor any
                         --------------------
Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Debt Securities or Coupons, if any, appertaining thereto unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.


                                   ARTICLE X

                   Consolidation, Merger, Sale or Conveyance
                   -----------------------------------------

          SECTION 10.01.  Consolidations and Mergers of the Company.  The
                          ------------------------------------------
Company shall not consolidate with or merge with or into any Person, or convey, transfer or lease all or substantially all its assets, unless: (i) either (a) the Company shall be the continuing Person in the case of a merger or (b) the resulting, surviving or transferee Person if other than the Company (the "Successor Company") shall be a corporation organized and existing under the laws of the United States, any State thereof or the District of Columbia and the Successor Company shall expressly assume, by an Indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Debt Securities and Coupons, if any, according to their tenor, and this Indenture; (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary of the Company as a result of such transaction as having been Incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default or Event of Default would occur or be continuing; (iii) the Successor Company waives any right to redeem any Bearer Security under circumstances in which the Successor Company would be entitled to redeem such Bearer Security but the Company would not have been so entitled to redeem if the consolidation, merger, conveyance, transfer or lease had not occurred; and (iv) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental Indenture (if any) comply with this Indenture.

          SECTION 10.02.  Rights and Duties of Successor Corporation.  In case
                          -------------------------------------------
of any consolidation or merger, or conveyance or transfer of the assets of the Company as an entirety or virtually as an entirety in accordance with Section 10.01, the Successor Company shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the predecessor corporation shall be relieved of any further obligation under the Indenture and the Securities. The Successor Company thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all the Debt Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of the Successor Company, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Debt Securities and Coupons, if any, appertaining thereto, which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Debt Securities and Coupons, if any, appertaining thereto, which the Successor Company thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Debt Securities and Coupons, if any, appertaining thereto so issued shall in all respects have the same legal rank and benefit under this Indenture as the Debt Securities and Coupons, if any, appertaining thereto theretofore or thereafter issued in accordance with the terms of this Indenture as though all such Debt Securities and Coupons had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Debt Securities and Coupons, if any, appertaining thereto thereafter to be issued as may be appropriate.

                                   ARTICLE XI

              Satisfaction and Discharge of Indenture; Defeasance;
              ----------------------------------------------------
                                Unclaimed Moneys
                                ----------------

          SECTION 11.01.  Applicability of Article.  If, pursuant to Section
                          -------------------------
2.03, provision is made for the defeasance of Debt Securities of a series and if the Debt Securities of such series are Registered Securities and denominated and payable only in Dollars (except as provided pursuant to Section 2.03), then the provisions of this Article XI relating to defeasance of Debt Securities shall be applicable except as otherwise specified pursuant to Section 2.03 for Debt Securities of such series. Defeasance provisions, if any, for Debt Securities denominated in a Foreign Currency or for Bearer Securities may be specified pursuant to Section 2.03.

          SECTION 11.02.  Satisfaction and Discharge of Indenture; Defeasance.
                          ----------------------------------------------------
(a) If at any time (i) the Company shall have delivered to the Trustee for cancelation all Debt Securities of any series theretofore authenticated and delivered (other than (1) Coupons appertaining to Bearer Securities of such series called for redemption and maturing after the relevant redemption date, surrender of which has been waived, (2) any Debt Securities and Coupons of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.09 and (3) Debt Securities and Coupons for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in Section 11.05) or (ii) all Debt Securities and the Coupons, if any, of such series not theretofore delivered to the Trustee for cancelation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount in the Currency in which such Debt Securities are denominated (except as otherwise provided pursuant to Section 2.03) sufficient to pay at maturity or upon redemption all Debt Securities of such series not theretofore delivered to the Trustee for cancelation, including principal and premium, if any, and interest due or to become due on such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of such Debt Securities herein expressly provided for and rights to receive payments of principal of, and premium, if any, and interest on, such Debt Securities and any right to receive additional interest as provided in Section 4.06) with respect to the Debt Securities of such series, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture.

          (b) Subject to Sections 11.02(c), 11.03 and 11.07, the Company at any time may terminate, with respect to Debt Securities of a particular series, (i) all its obligations under the Debt Securities of such series and this Indenture with respect to the Debt Securities of such series ("legal defeasance option") or (ii) its obligations with respect to the Debt Securities of such series under clause (iii) of Section 10.01 and the related operation of Section 6.01(d) and the operation of Sections 6.01(e), (f), (i) and (j) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

          If the Company exercises its legal defeasance option, payment of the Debt Securities of the defeased series may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Debt Securities of the defeased series may not be accelerated because of an Event of Default specified in Sections 6.01(d), (e), (f), (i) and
(j) (except to the extent covenants or agreements referenced in such Sections remain applicable).

          Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

          (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.07, 2.09, 4.02, 4.04, 5.01, 7.06, 7.10, 11.05, 11.06
and 11.07 shall survive until the Debt Securities of the defeased series have been paid in full. Thereafter, the Company's obligations in Sections 7.06, 11.05 and 11.06 shall survive.

          SECTION 11.03.  Conditions of Defeasance.  The Company may exercise
                          -------------------------
its legal defeasance option or its
covenant defeasance option with respect to Debt Securities of a particular series only if:

          (1) the Company irrevocably deposits in trust with the Trustee money or U.S. Government Obligations for the payment of principal of, and premium, if any, and interest on, the Debt Securities of such series to maturity or redemption, as the case may be;

          (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay the principal, premium and interest when due on all the Debt Securities of such series to maturity or redemption, as the case may be;

          (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 6.01(g) or (h) with respect to the Company occurs which is continuing at the end of the period;

          (4) no Default has occurred and is continuing on the date of such deposit and after giving effect thereto;

          (5) the deposit does not constitute a default under any other agreement binding on the Company and, if the Debt Securities of such series are subordinated pursuant to Article XII, is not prohibited by Article XII;

          (6) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

          (7) in the event of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in either case of the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of Debt Securities of such series will not recognize income, gain or loss for United States

     Federal income tax purposes as a result of such defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

          (8) in the event of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of Debt Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

          (9) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Debt Securities of such series as contemplated by this Article XI have been complied with.

          Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Debt Securities of such series at a future date in accordance with Article III.

          SECTION 11.04.  Application of Trust Money.  The Trustee shall hold in
                          ---------------------------
trust money or U.S. Government Obligations deposited with it pursuant to this
Article XI. It shall apply the deposited money and the money from U.S. Government Obligations through any paying agent and in accordance with this Indenture to the payment of principal of, and premium, if any, and interest on, the Debt Securities and Coupons, if any, of the defeased series. In the event the Debt Securities and Coupons, if any, of the defeased series are subordinated pursuant to Article XII, money and securities so held in trust are not subject to Article XII.

          SECTION 11.05.  Repayment to Company.  The Trustee and any paying
                          ---------------------
agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

          Subject to any applicable abandoned property law, the Trustee and any paying agent shall pay to the Company upon request any money held by them for the payment of principal, premium or interest that remains unclaimed for two years, and, thereafter, Holders entitled to such money must look to the Company for payment as general creditors.

          SECTION 11.06.  Indemnity for U.S. Government Obligations.  The
                          ------------------------------------------
Company shall pay and shall indemnify the Trustee and the Holders against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such U.S. Government Obligations.

          SECTION 11.07.  Reinstatement.  If the Trustee or any paying agent is
                          --------------
unable to apply any money or U.S. Government Obligations in accordance with this
Article XI by reason of any legal proceeding or by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Debt Securities of the defeased series shall be revived and reinstated as though no deposit had occurred pursuant to this Article XI until such time as the Trustee or any paying agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article XI.


                                  ARTICLE XII

                        Subordination of Debt Securities
                        --------------------------------

          SECTION 12.01.  Applicability of Article; Agreement To Subordinate.
                          ---------------------------------------------------
The provisions of this Article XII shall be applicable to the Debt Securities of any series (Debt Securities of such series referred to in this Article XII as "Subordinated Debt Securities") designated, pursuant to Section 2.03, as subordinated to Senior Indebtedness. Each Holder by accepting a Subordinated Debt Security agrees that the Indebtedness evidenced by such Subordinated Debt Security is subordinated in right of payment, to the extent and in the manner provided in this Article XII, to the prior payment of all Senior Indebtedness and that the subordination is for the benefit of and enforceable by the holders of Senior Indebtedness. All provisions of this Article XII shall be subject to
Section 12.12.

          SECTION 12.02.  Liquidation, Dissolution, Bankruptcy.  Upon any
                          --------------------------------------
payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its property:

          (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of the Senior Indebtedness (including interest (if any), accruing on or after the commencement of a proceeding in bankruptcy, whether or not allowed as a claim against the Company in such bankruptcy proceeding) before Holders of Subordinated Debt Securities shall be entitled to receive any payment of principal of, or premium, if any, or interest on, the Subordinated Debt Securities; and

          (2) until the Senior Indebtedness is paid in full, any distribution to which Holders of Subordinated Debt Securities would be entitled but for this Article XII shall be made to holders of Senior Indebtedness as their interests may appear, except that such Holders may receive shares of stock and any debt securities that are subordinated to Senior Indebtedness to at least the same extent as the Subordinated Debt Securities.

          SECTION 12.03.  Default on Senior Indebtedness. The Company may not
                          -------------------------------
pay the principal of, or premium, if any, or interest on, the Subordinated Debt Securities or make any deposit pursuant to Article XI and may not repurchase, redeem or otherwise retire (except, in the case of Subordinated Debt Securities that provide for a mandatory sinking fund pursuant to Section 3.05, by the delivery of Subordinated Debt Securities by the Company to the Trustee pursuant to the first paragraph of Section 3.06) any Debt Securities (collectively, "pay the Subordinated Debt Securities") if (i) any principal, premium or interest in respect of Senior Indebtedness is not paid within any applicable grace period (including at maturity) or (ii) any other default on Senior Indebtedness occurs and the maturity of such Senior Indebtedness is accelerated in accordance with its terms unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Senior Indebtedness has been paid in full in cash; provided, however, that the Company may pay the
                           --------  -------
Subordinated Debt Securities without regard to the foregoing if the Company and the Trustee receive written notice approving such payment from the Representative of each issue of Designated Senior Indebtedness. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Senior Indebtedness pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Company may not pay the Subordinated Debt Securities for a period (a "Payment Blockage Period") commencing upon the receipt by the Company and the Trustee of written notice of such default from the Representative of any Designated Senior Indebtedness specifying an election to effect a Payment Blockage Period (a "Blockage Notice") and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Trustee and the Company from the Person or Persons who gave such Blockage Notice, (ii) by repayment in full in cash of such Designated Senior Indebtedness or (iii) because the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section 12.03), unless the holders of such Designated Senior Indebtedness or the Representative of such holders shall have accelerated the maturity of such Designated Senior Indebtedness, the Company may resume payments on the Subordinated Debt Securities after such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to any number of issues of Senior Indebtedness during such period; provided, however, that if any Blockage
                                        --------  -------
Notice within such 360-day period is given by or on behalf of any holders of Designated Senior Indebtedness (other than the Bank Indebtedness), the Representative of the Bank Indebtedness may give another Blockage Notice within such period; provided further, however, that in no event may the total number of
             -------- -------  -------
days during which any Payment Blockage Period or Periods is in effect exceed 179 days in the aggregate during any 360 consecutive day period. For purposes of this Section 12.03, no default or event of default which existed or was continuing on the date of the commencement of any Payment Blockage Period with respect to the Senior Indebtedness initiating such Payment Blockage Period shall be, or be made, the basis of the commencement of a subsequent Payment Blockage Period by the Representative of such Senior Indebtedness, whether or not within a period of 360 consecutive days, unless such default or event of default shall have been cured or waived for a period of not less than 90 consecutive days.

          SECTION 12.04. Acceleration of Payment of Debt Securities.  If payment
                         -------------------------------------------
of the Subordinated Debt Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the

Designated Senior Indebtedness (or their Representatives) of the acceleration.

          SECTION 12.05.  When Distribution Must Be Paid Over.  If a
                          ------------------------------------
distribution is made to Holders of Subordinated Debt Securities that because of this Article XII should not have been made to them, the Holders who receive such distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

          SECTION 12.06.  Subrogation.  After all Senior Indebtedness is paid in
                          ------------
full and until the Subordinated Debt Securities are paid in full, Holders thereof shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness. A distribution made under this Article XII to holders of Senior Indebtedness which otherwise would have been made to Holders of Subordinated Debt Securities is not, as between the Company and such Holders, a payment by the Company on Senior Indebtedness.

          SECTION 12.07.  Relative Rights.  This Article XII defines the
                          ----------------
relative rights of Holders of Subordinated Debt Securities and holders of Senior Indebtedness. Nothing in this Indenture shall:

          (1) impair, as between the Company and Holders of either Subordinated Debt Securities or Debt Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of, and premium, if any, and interest on, the Subordinated Debt Securities and the Debt Securities in accordance with their terms; or

          (2) prevent the Trustee or any Holder of either Subordinated Debt Securities or Debt Securities from exercising its available remedies upon a Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Holders of Subordinated Debt Securities.

          SECTION 12.08.  Subordination May Not Be Impaired by Company.  No
                          ---------------------------------------------
right of any holder of Senior Indebtedness to enforce the subordination of the Indebtedness evidenced by the Subordinated Debt Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

          SECTION 12.09.  Rights of Trustee and Paying Agent.  Notwithstanding
                          -----------------------------------
Section 12.03, the Trustee or any
paying agent may continue to make payments on Subordinated Debt Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two business days prior to the date of such payment, a responsible officer of the Trustee receives notice satisfactory to it that payments may not be made under this Article XII. The Company, the Registrar, any paying agent, a Representative or a holder of Senior Indebtedness may give the notice; provided, however, that, if an issue of
                                         --------  -------
Senior Indebtedness has a Representative, only the Representative may give the notice.

          The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. The Registrar and any paying agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this Article XII with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness; and nothing in Article VII shall deprive the Trustee of any of its rights as such holder. Nothing in this
Article XII shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.06.

          SECTION 12.10.  Distribution or Notice to Representative.  Whenever a
                          ------------------------------------------
distribution is to be made or a notice given to holders of Senior Indebtedness, the distribution may be made and the notice given to their Representative (if any).

          SECTION 12.11.  Article XII Not To Prevent Defaults or Limit Right to
                          -----------------------------------------------------
Accelerate.  The failure to make a payment pursuant to the Debt Securities by
-----------
reason of any provision in this Article XII shall not be construed as preventing the occurrence of a Default. Nothing in this Article XII shall have any effect on the right of the Holders or the Trustee to accelerate the maturity of either the Subordinated Debt Securities or the Debt Securities, as the case may be.

          SECTION 12.12.  Trust Moneys Not Subordinated. Notwithstanding
                          ------------------------------
anything contained herein to the contrary, payments from money or the proceeds of U.S. Government Obligations held in trust under Article XI by the Trustee for the payment of principal of, and premium, if any, and interest on, the Subordinated Debt Securities or the Debt Securities shall not be subordinated to the prior payment of any Senior Indebtedness or subject to the restrictions set forth in this Article XII, and none of the Holders thereof shall be obligated to pay over any such amount to the

Company or any holder of Senior Indebtedness of the Company or any other creditor of the Company.

          SECTION 12.13.  Trustee Entitled To Rely.  Upon any payment or
                          -------------------------
distribution pursuant to this Article XII, the Trustee and the Holders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.02 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to such Holders or (iii) upon the Representatives for the holders of Senior Indebtedness for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections
7.01 and 7.02 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article XII.

          SECTION 12.14.  Trustee To Effectuate Subordination.  Each Holder by
                          -------------------------------------
accepting a Subordinated Debt Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Holders of Subordinated Debt Securities and the holders of Senior Indebtedness as provided in this Article XII and appoints the Trustee as attorney-in-fact for any and all such purposes.

          SECTION 12.15.  Trustee Not Fiduciary for Holders of Senior
                          -------------------------------------------
Indebtedness.  The Trustee shall not be deemed to owe any fiduciary duty to the
-------------
holders of Senior Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Subordinated Debt Securities or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

          SECTION 12.16.  Reliance by Holders of Senior Indebtedness on
                          ---------------------------------------------
Subordination Provisions.  Each Holder by accepting a Subordinated Debt Security
-------------------------
acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Indebtedness, whether such Senior Indebtedness was created or acquired before or after the issuance of the Subordinated Debt Securities, to acquire and continue to hold, or to continue to hold, such Senior Indebtedness and such holder of Senior Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Indebtedness.


                                  ARTICLE XIII

                            Miscellaneous Provisions
                            ------------------------

          SECTION 13.01.  Successors and Assigns of Company Bound by Indenture.
                          -----------------------------------------------------
All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company or the Trustee shall bind its successors and assigns, whether so expressed or not.

          SECTION 13.02.  Acts of Board, Committee or Officer of Successor
                          --------------------------- --------------------
Company Valid.  Any act or proceeding by any provision of this Indenture
--------------
authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Successor Company.

          SECTION 13.03.  Required Notices or Demands. Except as otherwise
                          ----------------------------
expressly provided in this Indenture, any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders to or on the Company may be given or served by being deposited postage prepaid in a post office letter box in the United States addressed (until another address is filed by the Company with the Trustee) as follows: ChiRex Inc., 300 Atlantic Street, Suite 402, Stamford, Connecticut 06901, Attention: General Counsel. Except as otherwise expressly provided in this Indenture, any notice, direction, request or demand by the Company or by any Holder to or upon the Trustee may be given or made, for all purposes, by being deposited postage prepaid in a post office letter box in the United States addressed to the corporate trust office of the Trustee initially at 114 West 47th Street, New York, New York 10036-1532. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice required or permitted to a Registered Holder by the Company or the Trustee pursuant to the provisions of this Indenture shall be deemed to be properly mailed by being deposited postage prepaid in a post office letter box in the United States addressed to such Holder at the address of such Holder as shown on the Debt Security Register. Any report pursuant to Section 313 of the Trust Indenture Act shall be transmitted in compliance with subsection (c) therein.

          Any notice required or permitted to a Bearer Holder by the Company or the Trustee pursuant to this Indenture shall be deemed to be properly given if published on two separate business days in an Authorized Newspaper or Newspapers in such Place or Places of Payment specified pursuant to Section 2.03, the first such publication to be not earlier than the earliest date and not later than two business days prior to the latest date prescribed for the giving of such notice. Notwithstanding the foregoing, any notice to Holders of Floating Rate Debt Securities regarding the determination of a periodic rate of interest, if such notice is required pursuant to Section 2.03, shall be sufficiently given if given in the manner specified pursuant to Section 2.03.

          In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          In the event of suspension of publication of any Authorized Newspaper or by reason of any other cause it shall be impracticable to give notice by publication, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

          Failure to mail a notice or communication to a Holder or any defect in it or any defect in any notice by publication as to a Holder shall not affect the sufficiency of such notice with respect to other Holders. If a notice or communication is mailed or published in the manner provided above, it is conclusively presumed duly given.

          SECTION 13.04.  Indenture and Debt Securities To Be Construed in
                          ------------------------------------------------
Accordance with the Laws of the State of New York.  This Indenture, each Debt
--------------------------------------------------
Security and each Coupon shall be deemed to be New York contracts, and for all purposes shall be construed in accordance with the laws of said State (without reference to principles of conflicts of law).

          SECTION 13.05.  Officers' Certificate and Opinion of Counsel To Be
                          --------------------------------------------------
Furnished upon Application or Demand by the Company.  Upon any application or
----------------------------------------------------
demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the Person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

          SECTION 13.06.  Payments Due on Legal Holidays. In any case where the
                          -------------------------------
date of maturity of interest on or principal of and premium, if any, on the Debt Securities of a series or the date fixed for redemption or repayment of any Debt Security or the making of any sinking fund payment shall not be a business day at any Place of Payment for the Debt Securities of such series, then payment of interest or principal and premium, if any, or the making of such sinking fund payment need not be made on such date at such Place of Payment, but may be made on the next succeeding business day at such Place of Payment with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date. If a record date is not a business day, the record date shall not be affected.

          SECTION 13.07.  Provisions Required by Trust Indenture Act to Control.
                          -----------------------------------------------------
If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 318, inclusive, of the Trust Indenture Act, such required provision shall control.

          SECTION 13.08.  Computation of Interest on Debt Securities.  Interest,
                          -------------------------------------------
if any, on the Debt Securities shall be computed on the basis of a 360-day year of twelve 30-day months, except as may otherwise be provided pursuant to Section 2.03.

          SECTION 13.09.  Rules by Trustee, Paying Agent and Registrar.  The
                          ---------------------------------------------
Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and any paying agent may make reasonable rules for their functions.

          SECTION 13.10.  No Recourse Against Others.  An incorporator or any
                          ---------------------------
past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debt Securities, the Coupons or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Debt Security or Coupon, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Debt Securities and Coupons.

          SECTION 13.11.  Severability.  In case any provision in this
                          -------------
Indenture, the Debt Securities or the Coupons shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 13.12.  Effect of Headings.  The article and section headings
                          -------------------
herein and in the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 13.13.  Indenture May Be Executed in Counterparts.  This
                          ------------------------------------------
Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          The Trustee hereby accepts the trusts in this Indenture upon the terms and conditions herein set forth.


          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed as of the date first written above.


                              CHIREX INC.,

                                by_________________________________
                                  Name:
                                  Title:


                                by_________________________________
                                  Name:
                                  Title:

                               UNITED STATES TRUST COMPANY OF
                               NEW YORK,

                                by_________________________________
                                  Name:
                                  Title: